UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8544

FPA FUNDS TRUST
(Exact name of registrant as specified in charter)

11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA		90025
(Address of principal executive offices)		(Zip code)

(Name and address of agent for service)		Copy to:

J. RICHARD ATWOOD, PRESIDENT FPA FUNDS TRUST 11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA 90025		MARK D. PERLOW, ESQ. DECHERT LLP ONE BUSH STREET, STE. 1600 SAN FRANCISCO, CA 94104

Registrant’s telephone number, including area code:		(310) 473-0225

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2017

Item 1:  Report to Shareholders.

FPA Crescent Fund

Annual Report

December 31, 2017

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

Introduction

Dear Shareholders:

December capped a banner year for the S&P 500. For the first time ever, it delivered a positive return in every month, setting more than four dozen new records along the way.

Our conservatively postured FPA Crescent Fund ("the Fund") returned 2.90% in the fourth quarter of 2017. This compares to the S&P 500's 6.64% return and the MSCI ACWI's 5.73% return in the same period. For the full year, the Fund returned 10.39% compared to 21.83% for the S&P 500 and 23.97% for the MSCI ACWI.

Portfolio Commentary

The Fund's top five performing positions added 4.33% to our full year return while the bottom five detracted 2.44%, with almost half of that due to the Naspers/Tencent pair trade mentioned in previous commentaries.1 Naspers trades at an irrational $52 billion discount to its investment in Tencent with its remaining businesses thrown in for free. We hold out hope for the day when it's priced more reasonably. General Electric (GE) cost the Fund 0.62% last year and warrants a longer discussion that we include in the Investing section below.

Winners and Losers2

Winners	Performance Contribution	Losers	Performance Contribution
Q4 2017
Mylan	0.47%	General Electric	-0.29%
Bank of America	0.46%	Esterline Technologies	-0.23%
Microsoft	0.38%	Aon	-0.22%
TE Connectivity	0.32%	Owens-Illinois	-0.15%
Cisco	0.32%	Meggitt	-0.11%
	1.95%		-1.00%
2017
Oracle	0.92%	Naspers/Tencent Pair Trade	-1.18%
Bank of America	0.91%	General Electric	-0.62%
Microsoft	0.88%	Esterline Technologies	-0.22%
Arconic	0.86%	American International Group	-0.22%
TE Connectivity	0.76%	WPP	-0.20%
	4.33%		-2.44%

Not much in the way of news influenced the returns of the other investments amongst the winners and losers.

1  Preliminary data as of December 31, 2017. Previous commentaries to reference: Q2 2017, Q3 2017

2  Reflects the top contributors and top detractors to the Fund's performance based on contribution to return for the quarter and year. Contribution is presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented.

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

Continued

The Fund's long equity book that generally represents the largest portion of its risk exposure returned 21.07% (gross) in 2017, lagging the S&P 500 by 0.76% and the MSCI ACWI by 2.90%. Over time however, your portfolio managers have added alpha of 2.75% and 5.69% over the S&P 500 and MSCI ACWI, respectively.

Active Security Selection Drives Differentiated Returns

	2007-2017 CAGR	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
FPACX long equity	10.96%	21.07%	15.57%	-0.64%	13.64%	38.12%	17.77%	4.58%	22.48%	38.66%	-38.27%	11.47%
S&P 500	8.22%	21.83%	11.96%	1.38%	13.69%	32.39%	16.00%	2.11%	15.06%	26.46%	37.00%	5.49%
Alpha vs. S&P 500	2.75%	-0.76%	3.61%	-2.03%	-0.05%	5.73%	1.76%	2.47%	7.42%	12.20%	-1.27%	5.98%
MSCI ACWI	5.26%	23.97%	7.86%	-2.36%	4.16%	22.80%	16.13%	-7.35%	12.67%	34.63%	-42.19%	11.66%
Alpha vs. MSCI ACWI	5.70%	-2.90%	7.71%	1.72%	9.48%	15.32%	1.64%	11.93%	9.81%	4.03%	3.92%	-0.19%

Our bread and butter — value stocks — continue to lag the overall market. Value stocks trailed the S&P 500 by 6.47% and the S&P 500 Growth index by 12.08%, their worst calendar year performance since 1999.

2017 Value vs. Growth

S&P 500	21.83%	MSCI ACWI	23.97%
S&P 500 Value	15.36%	MSCI ACWI Value	18.26%
S&P 500 Growth	27.44%	MSCI ACWI Growth	30.00%

Value has been out of favor since 2013. The Fund's long equity book did, however, substantially outperform both the S&P 500 Value and MSCI ACWI Value indices as seen in the following table.

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

Continued

What has proven more important than our security selection over this market cycle is that the exposure to long equities and other risk assets has been too low in retrospect. There is no hiding from the fact that this underweighting has reduced the benefits of the excellent performance of our long book. In our efforts to deliver equity rates of return while avoiding a permanent impairment of capital, we generally err on the side of caution. That said, when opportunities once again reveal themselves, please know we are ready to take advantage of them.

Markets and Economy

We are bottom-up investors who work to build a strong understanding of businesses and industries. We decide what companies we would like to own and the market decides if it would like to offer them to us at a price that provides an attractive risk/reward. Once we identify a business we would like to see in our portfolio, we await a time it might reasonably be delivered to us.

The macro picture is only an afterthought. The larger environment might help explain why we buy more or less of something but it certainly does not drive the Fund's overall exposure. Understanding where the world is and the prices markets are offering us for the assets we'd like to own helps to explain the Fund's positioning.

We lack any ability to prognosticate, but here's what we know...

Global stock markets have not been inexpensive enough for a number of years to offer the potential for high single-digit rates of return and are now trading at new highs. We continue to believe there isn't enough of a margin of safety3 to warrant a fully-invested portfolio. Stocks that were not inexpensive before are even less so now with U.S. large cap valuations valued in the 97th percentile and global stocks in the somewhat more attractive 77th percentile. Government bond prices are close to all-time highs despite yields being off the bottom. Corporate bond yields are also near their all-time lows. High-yield corporate bonds hardly offer much more return and carry more risk. If history is any guide and defaults and recoveries reach past levels, then the expected return of U.S. junk bonds would be less than one percent better than U.S. Treasuries while European junk yields would be negative. There are more levered companies now than there have ever been. The levered companies are, on average, carrying more debt than in the past and with reduced investor protection (e.g., weaker covenants). High valuations and a low margin of safety explain our low risk exposure of 63.3%4

Unlike us, most investors shake off their concerns because global economic growth has been okay albeit lower than in the past. Corporate operating margins continue to reach new highs for this cycle and any cycle that has preceded this one. The 40% decline in U.S. corporate tax rates will help increase the earnings of many domestic companies but much of that already looks like it is baked into current market valuations. Giving an additional lift to public markets is the fact that the supply of shares has been declining. Mergers and leveraged buyouts have reduced the number of public companies and public companies have been active repurchasers of their own shares.5

3  Buying with a "margin of safety," a phrase popularized by Benjamin Graham and Warren Buffett, is when a security is purchased for less than its estimated value. This helps protect against permanent capital loss in the case of an unexpected event or analytical mistake. A purchase made with a margin of safety does not guarantee the security will not decline in price.

4  As of December 31, 2017

5  For data and charts to support the above, please refer to the charts that will be posted at www.fpafunds.com along with our Q4 2017 Conference Call transcript.

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

Continued

Given the low, low level of interest rates, there seems to be little in the way of investment alternatives. Either because of that or as a result of it, volatility hit its lowest level ever last November at 8.56 intraday6... all of which leads to happy and bullish investors because what goes up must only continue to rise, right? Yardeni Research publishes a survey of market sentiment and, as seen in the following chart, bulls currently outweigh bears almost 5:1 — the most bullish ratio in more than thirty years.7

As Prince sang, "Sign o' the times mess with your mind..."8 Here's the mind-bending reality we're wrapping our brains around in this bullish environment:

■  Cryptocurrency trading and valuations have reached mania proportions. Chris Larsen, the co-founder and largest shareholder of the cryptocurrency company Ripple, temporarily became the world's fifth wealthiest person on the planet in early January when he was worth $59.8 billion.9 For a moment, he was wealthier than the founders of Google and Oracle, the Koch brothers, and Michael Bloomberg. Oh, and he was "only" worth less than $5 billion a month earlier.

It makes the gold rush seem slow. Prince's next line in that song is, "Hurry before it's too late!" A lot of people seem to invest, sadly, based on that philosophy. More realities:

■  The governments of Italy, Greece and Portugal can borrow at a lower rate than the U.S. for a 2-year term. The same is true for 10-year bonds issued by Italy and Portugal. The U.S. may not have its financial house in order but we would take its bonds over these alternatives.

6  VIX traded at 8.56 intraday on 11/24/2017

7  Yardeni Research, January 17, 2018 — https://www.yardeni.com/pub/peacockbullbear.pdf

8  Sign O' The Times, Prince.

9  As of January 4, 2018

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

Continued

Global Government Bond Yields10

Country	Yield on 2-Year Government Bond	Yield on 10-Year Government Bond
United States	2.00%	2.53%
Italy	-0.32%	1.98%
Greece	1.36%	3.86%
Portugal	-0.29%	1.77%

■  High-yield European corporate paper now has the same yield as US Treasuries.11

■  Index funds & passive ETFs now own approximately 20%-25% of the stock of the typical small-cap company.

■  North Korea launched a ballistic missile over Japan on August 29, 2017 and the Nikkei was higher by the following day.

■  Stockpile,12 a startup website and app, brings trading to kids, allowing them to buy fractional shares of their favorite stocks or ETFs. It lets them "start investing with just $5" with "no hidden fees" so "kids and teens can track their stocks, create a wish list and even place trades you (the parent) can approve" all for "only 99¢ per trade with no monthly fees or account minimum." I'm not sure of a typical child's wherewithal but if my two youngest daughters busted open their piggy banks, they probably would not have more than $50 between them. Maybe that's not typical but assuming the minimum advertised account balance ($5) is used to buy one security, then the 99¢ commission equals 19.8% of the total value. Seems as though it might be a good lesson on how to lose money! (Not to worry though, Mom or Dad can purchase a gift card to offset the transaction costs in increments as low as $10.)

John Kenneth Galbraith reminds us in his book A Short History of Financial Euphoria of "the extreme brevity of the financial memory. We quickly forget financial disasters and the circumstances that brought them about, and as a consequence, when the same or closely similar circumstances arise again, sometimes in just a few years, they are hailed by a new, often youthful, and always extremely self-confident generation as a brilliantly innovative discovery in the financial and larger economic world." For Galbraith, it becomes a consistent cycle of "illusion to disillusion and back to illusion.... There can be few fields of human endeavor in which history counts for so little as in the world of finance."13

Even though stocks can rerate faster and give back the gains more quickly than they were made, we have no idea when a downturn might come. It could be tomorrow, next month or sometime in the coming years. When we think about what could change, we appreciate that more things might happen than will happen. We also appreciate that we cannot identify all that could go wrong.

10  As of January 15, 2018

11  As of January 18, 2018

12  https://www.stockpile.com

13  A Short History of Financial Euphoria, by John Kenneth Galbraith

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

Continued

Here's what we don't know...

■  What if several big economies fall into recession? The U.S. is already in its third longest economic expansion. The EU is still guided by an unproven mix of central monetary authority and decentralized fiscal responsibility. Political instability persists there and elsewhere.

■  China — thanks to a rapid accumulation of debt in the shadow banking sector — could suffer a cascade of defaults, stymieing lending.

And could there be:

■  political and/or social upheaval in a part of the world that affects Western economies?

■  higher inflation which leads to higher interest rates?

■  a loss of control by Republicans of the House and/or Senate and a negative reaction by investors to the specter of greater regulation, higher taxes and general uncertainty?

■  terrorist (including cyber) strikes at home or at some place that hits too close to home?

■  a war or some serious jingoistic saber-rattling?

■  a loss of faith in central banks?

■  a decline in the value of cryptocurrencies that destroys hundreds of billions of dollars of value? Cryptocurrencies currently have a value of at least $784.8 billion.14

After Bull Market Year 8 ended in 2016, we talked about how complacency leads investors to believe they have a greater risk tolerance. Now, after Bull Market Year 9, we're beginning to see a level of excitement that reflects something more akin to risk ignorance, which has led us to a lower-than-average exposure to risk assets.

Investing In A WTF World

My mother recently asked me what WTF means. I told her, "Wow, that's fantastic!" Now she uses it all the time. For the purpose of the following discussion, we will go with her definition although fantastic might mean something dramatically different to each of us.

Man invented the wheel about 6,000 years ago. People could begin to move themselves and their belongings around more easily. Once you had a wheel, your life was better, more productive and you couldn't imagine life without it. The first time someone saw it, he or she probably had one of my mother's WTF moments. Fantastic in one generation becomes ordinary in the next and may even foment further innovation.

If someone fell asleep and awakened 100 years later, how different would he or she find the world? If you fell asleep in Japan late in the 14th century and awakened late in the 15th century, you might be able to study from a book that came from Europe thanks to the printing press. Johannes Gutenberg's mechanical moveable type democratized knowledge. It became easier to teach and learn both old and new ideas.

Significant inventions were infrequent until we get past 1,000 AD. We curated a list of historical inventions and innovations by aggregating lists created by other more qualified sources.15 Appreciating the difficulty in assigning exact dates to various inventions, we aggregated inventions into 100-year increments. As you can see in the following chart, the density of innovation was fairly evenly spread in the early years, post wheel. The pace picked up in the first millennium AD and has accelerated dramatically in the last couple of centuries.

14  Source: www.coinmarketcap.com. As of January 7, 2018

15  KrysStal, January 17, 2018; The Atlantic, November 2013; The Telegraph, January 11, 2018; ABC News, December 1, 2009; Wired, February 1, 2013; Complex, August 18, 2010; The Richest, November 23, 2013; emaze; March 2015; Wikipedia, January 2018

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

Continued

If one were to extrapolate the innovation pace thus far in the 21st century (e.g., global positioning systems, mapping the human genome, self-driving cars, VOIP, cloud computing, social networking, 3D printing, artificial joints and limbs, synthetic organs, etc.), we would be on pace for more than 180 inventions and innovations this century and the above chart would have to be rescaled.16

My slow appreciation that accelerating change could challenge some of the less dynamic businesses of our more traditional value investments was an error of omission. I say "my" rather than "our" because on our team, I was probably the most entrenched philosophically. Fortunately, Mark Landecker exhibited greater flexibility and, over the last number of years, has helped move our portfolio more in the direction of reasonably priced, higher quality, growing companies. We describe these in our Contrarian Value Investment Policy Statement as "Compounders — The world's great businesses. Unquestionable competitive strength. Solid balance sheets. Shareholder-centric management."

Traditional value investing — buying a business or asset at a discount that offers the potential for upside appreciation while providing downside protection — isn't what it used to be. First, good historic returns for value investors attracted a lot of capital that arbitraged inefficiencies from the market. Then the world began to change ever more quickly. New and rapidly improving technology has created new businesses, harming old ones in the process. Life-altering inventions have allowed us to connect digitally professionally and personally, farm more, live longer and better, drive cleaner and not get lost along the way.

16  Not that it is remotely reasonable to extrapolate the first 17% of the 21st century.

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

Continued

Accelerating change swirls around us, placing us in a middle of a vortex that is not without investment implications. The existential risk to corporations is greater than it has ever been. Businesses are disappearing. Digital photos KO'd Eastman Kodak. Mobile phones continue to cannibalize fixed wire lines, disconnecting the Old Bells. Video on demand replaced Blockbuster. Satellite television stole cable customers but now cable companies offering high-speed data, TV, home and wireless telephone service, a quadruple threat, have begun to take back share. Advances in renewables affect the economics of companies dependent on fossil fuels. Ride share today and autonomously driven cars tomorrow threaten auto manufacturers. And Gutenberg's printing press is being mothballed thanks to PCs, cell phones, tablets and e-readers. The Internet and Facebook are spreading information (thankfully, some of it useful) at greater speed and volume than Herr Gutenberg could ever have imagined.

Corporate lifespans are getting shorter, as can be seen in the following mortality chart17.

Corporations in the 1960s would list on a stock exchange and be expected to remain in the index for at least five years before they were either acquired, bankrupt or overtaken in market capitalization by other public companies. That was expected to be the case more than 90% of the time but those odds have since fallen to the mid-60% range and are continuing to decline.

In the late 1970s and early 1980s, the average company had been in the S&P 500 for almost 40 years. The fervor of the dotcom era temporarily gifted some businesses with very large market capitalizations crowding out more established companies from the index, pushing a company's average tenure from a little more than 30 years to the mid-teens in just a few years. Many of those companies shrank or failed and the average lifespan creeped back up to about 25 years. Now, however, many relatively young businesses have disrupted the economics of their older brethren. Innosight, a management consulting firm, published a study that suggests that the average lifespan of a company in the S&P 500 index is expected to hit a new low of 12-13 years.18

17  Vijay Govindarajan, Anup Srivastava. "Strategy When Creative Destruction Accelerates", September 7, 2016

18  Scott D. Anthony, S. Patrick Viguerie and Andrew Waldeck. "Corporate Longevity: Turbulence Ahead for Large Organizations" Innosight, Spring 2016

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

Continued

Investing

A case in point is GE. It is the only company currently listed in the Dow Jones Industrial Index that was included in the original 1896 index. One can only wonder if its Dow days are numbered.

Our investment in GE was a disappointment. We sold our last shares of GE earlier this month.

We expected that GE's pivot away from financial services and towards industrial businesses would result in a stronger and more valuable enterprise. The company did materially shrink its exposure to the finance business but what emerged was a company with too much dependence on its legacy power generation business (and questionable accounting). We reduced our position at a nice gain but were slow to recognize the magnitude of these issues, which GE amplified by its generally poor corporate governance and an entitled corporate culture. Subsequent losses on our remaining stake wiped out our initial profit.

When we model a company's potential outcomes, we do not try to predict earnings this year or next, let alone this quarter. We build a low, base and high case. We make investments in those businesses that should offer a reasonable rate of return in our base case, have upside to the high case and the low case should not be too bad. Furthermore, we expect the base or high cases to be more likely than the low case.

In our low case for GE, we did not expect the massive losses from an insurance business that the company exited in the mid-2000s. Nor did we account for what is tantamount to accounting fraud: the mismarked book of power projects.

Despite GE's horrific results, the Fund did not lose much money in this investment. It was fortunately a small position purchased at a price that offered a margin of safety, costing the Fund just $1.3mm, or 0.03%.19

A small comfort but minimizing the downside is indeed the point of being a value investor. However, the S&P 500 has appreciated more than 45% since our original 2015 GE purchase. We certainly could (and should) have had that money invested in something else that could have participated along with it.

A good investor must always understand the competitive pressures from existing and new businesses and technologies but we would argue that it holds even greater importance today. We have evolved to recognize that many of the better investment opportunities have seen the margin of safety shift from the balance sheet to the business. A business that can increase its free cash flow over time and appropriately reinvest or distribute that cash flow might afford greater downside protection than another business that could be liquidated at a premium to its current market price but whose cash flow is not growing and, worse, could shrink if it finds itself faced with new, more innovative competition. We face the daily choice of change or decay. We opt for the former. Whereas we once might have been more willing to buy mediocre businesses at unbelievable prices, we are committed to buying good businesses at great prices and great businesses at good prices.

Current portfolio examples of such are Analog Devices, Alphabet (Google's parent), Microsoft, TE Connectivity, Thermo Fisher Scientific, and Baidu. We purchased these companies at inexpensive multiples and held them despite higher multiples due to their long runways for growth, unlike other companies that we have been quicker to sell.

As we pointed out earlier and as has been the case for far too long, such assets and businesses are not inexpensive. This has not, of course, stopped the inexorable march to new market highs. We believe that Mr. Galbraith would opine that the security markets are in the illusion part of the cycle.

19  Including dividends.

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

Continued

We still find time to allocate resources and capital to more commercial opportunities. We find disillusion not far from our shores in Puerto Rico. During the quarter, we began to establish a position in debt issued in and by the Commonwealth through Puerto Rico General Obligation (GOs) bonds and the territory's sewer and water systems. In our view, the deeply discounted prices more than compensate for over-encumbered balance sheets and all too real challenges following Hurricane Maria. While highly uncertain, we are optimistic that recoveries can meaningfully exceed our cost under either consensual or court-directed resolution.

Closing

The market is a pendulum that swings back and forth. It will come back our way as it always does. An investor has two choices: wait for opportunity, then invest, or invest regardless of opportunity. We select the former, as we always have. There can be a cost to waiting. It might mean underperformance for a spell. It might mean losing assets under management. Although uncomfortable at times, we have experienced and expect to continue to experience both.

The cash we carry is hopefully a down payment on higher future returns, both relative (in a market sell-off) and absolute (as sidelined capital gets put into play).

Success will come to those with a compass. We know our true north and move in that direction each day.

Respectfully submitted,

Steven Romick
Portfolio Manager

January 22, 2018

FPA CRESCENT FUND

The discussions of Fund investments represent the views of the Fund's managers at the time of this report and are subject to change without notice. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any First Pacific Advisors portfolio. Security examples featured are samples for presentation purposes and are intended to illustrate our investment philosophy and its application. It should not be assumed that most recommendations made in the future will be profitable or will equal the performance of the securities. This information and data has been prepared from sources believed reliable. The accuracy and completeness of the information cannot be guaranteed and is not a complete summary or statement of all available data.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on our current expectations, they are considered "forward-looking statements" which may or may not prove to be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

FPA CRESCENT FUND
HISTORICAL PERFORMANCE

(Unaudited)

Change in Value of a $10,000 Investment in FPA Crescent Fund vs. S&P 500, Consumer Price Index and 60% S&P 500/40% BC Agg for the Ten Years Ended December 31, 2017

The Standard & Poor's 500 Composite Index (S&P 500) is an unmanaged index that is generally representative of the U.S. stock market. The Consumer Price Index is an unmanaged index representing the rate of inflation of U.S. consumer prices as determined by the US Department of Labor Statistics. The Barclays Capital U.S. Aggregate Bond Index (BC Agg) is a broadbased unmanaged composite of four major subindexes: U.S. Government Index; U.S. Credit Index; U.S. Mortgage-Backed Securities Index; and U.S. Asset-Backed Securities Index (the index holds investment quality bonds); the blended benchmark is a hypothetical combination of unmanaged indices, reflecting a neutral mix of approximately 60% stocks and 40% bonds. The performance of the Fund is computed on a total return basis which includes reinvestment of all distributions. There can be no guarantee that the Consumer Price Index or other indexes will reflect the exact level of inflation at any given time. It is not possible to invest directly in an unmanaged index. Unless otherwise noted, index returns reflect the reinvestment of dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. This data represents past performance and investors should understand that investment returns and principal values fluctuate, so that when you redeem your investment may be worth more or less than its original cost. Current month-end performance data can be obtained by visiting the website at www.fpafunds.com or by calling toll-free, 1-800-982-4372. Information regarding the Fund's expense ratio and redemption fees can be found on pages 30 and 34. The Prospectus details the Fund's objective and policies, sales charges, and other matters of interest to prospective investors. Please read the Prospectus carefully before investing. The Prospectus may be obtained by visiting the website at www.fpafunds.com, by email at crm@fpafunds.com, toll-free by calling 1-800-982-4372 or by contacting the Fund in writing.

FPA CRESCENT FUND

PORTFOLIO SUMMARY

December 31, 2017

Common Stocks		65.2%
Aircraft & Parts	7.9%
Infrastructure Software	6.9%
Diversified Banks	5.3%
Entertainment Content	4.6%
Internet Media	4.4%
Investment Companies	4.1%
Consumer Finance	2.7%
P&C Insurance	2.7%
Insurance Brokers	2.5%
Banks	2.5%
Electrical Components	2.4%
Communications Equipment	2.4%
Semiconductor Devices	2.1%
Generic Pharma	1.8%
Advertising & Marketing	1.5%
Internet Based Services	1.4%
Institutional Brokerage	1.3%
Life Science Equipment	1.1%
Containers & Packaging	1.1%
Chemicals Distribution	1.0%
Integrated Oils	1.0%
Electrical Power Equipment	0.8%
Base Metals	0.8%
Automobiles	0.7%
Specialty Chemicals	0.6%
Household Products	0.6%
Food & Drug Stores	0.5%
Exploration & Production	0.3%
Marine Shipping	0.2%
Closed End Fund		1.9%
Limited Partnerships		0.3%
Preferred Stocks		0.1%
Bonds & Debentures		22.9%
U.S. Treasuries	18.8%
Corporate Bonds & Notes	2.1%
Municipals	0.8%
Asset-Backed Securities	0.5%
Convertible Bonds	0.4%
Residential Mortgage-Backed Securities	0.2%
Corporate Bank Debt	0.1%
Options Purchased		0.4%
Short-term Investments		13.8%
Securities Sold Short		(8.7)%
Other Assets And Liabilities, Net		4.1%
Net Assets		100.0%

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS

December 31, 2017

COMMON STOCKS	Shares	Fair Value
AIRCRAFT & PARTS — 7.9%
Arconic, Inc.	15,228,573	$414,978,614
Esterline Technologies Corporation (a)(b)	2,630,901	196,528,305
Meggitt plc (Britain) (b)	38,965,308	253,015,613
United Technologies Corporation	4,109,350	524,229,779
		$1,388,752,311
INFRASTRUCTURE SOFTWARE — 6.9%
Microsoft Corporation	5,727,360	$489,918,374
Oracle Corporation	15,311,810	723,942,377
		$1,213,860,751
DIVERSIFIED BANKS — 5.3%
Bank of America Corporation	17,128,089	$505,621,187
Citigroup, Inc.	5,661,204	421,250,190
		$926,871,377
ENTERTAINMENT CONTENT — 4.6%
Naspers, Ltd. (N Shares) (South Africa)	2,918,607	$808,609,320
INTERNET MEDIA — 4.4%
Alphabet, Inc. (Class A) (a)	220,277	$232,039,792
Alphabet, Inc. (Class C) (a)	220,881	231,129,878
Baidu, Inc. (ADR) (China) (a)	1,282,010	300,259,562
		$763,429,232
INVESTMENT COMPANIES — 4.1%
Groupe Bruxelles Lambert SA (Belgium)	2,851,023	$307,570,402
Leucadia National Corporation	15,435,800	408,894,342
		$716,464,744
CONSUMER FINANCE — 2.7%
Ally Financial, Inc.	9,303,788	$271,298,458
American Express Co.	2,049,031	203,489,269
		$474,787,727
P&C INSURANCE — 2.7%
American International Group, Inc.	7,840,680	$467,147,714
INSURANCE BROKERS — 2.5%
Aon plc (Britain)	3,299,180	$442,090,120
BANKS — 2.5%
CIT Group, Inc. (b)	8,913,170	$438,795,359

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

COMMON STOCKS — Continued	Shares	Fair Value
ELECTRICAL COMPONENTS — 2.4%
TE Connectivity, Ltd. (Switzerland)	4,470,390	$424,865,866
COMMUNICATIONS EQUIPMENT — 2.4%
Cisco Systems, Inc.	11,070,960	$424,017,768
SEMICONDUCTOR DEVICES — 2.1%
Analog Devices, Inc.	3,176,140	$282,771,744
QUALCOMM, Inc.	1,365,211	87,400,809
		$370,172,553
GENERIC PHARMA — 1.8%
Mylan NV (a)	7,425,690	$314,180,944
ADVERTISING & MARKETING — 1.5%
WPP plc (Britain)	14,974,693	$270,528,974
INTERNET BASED SERVICES — 1.4%
Expedia, Inc.	2,034,903	$243,720,332
INSTITUTIONAL BROKERAGE — 1.3%
LPL Financial Holdings, Inc.	3,834,980	$219,130,757
LIFE SCIENCE EQUIPMENT — 1.1%
Thermo Fisher Scientific, Inc.	1,042,910	$198,027,751
CONTAINERS & PACKAGING — 1.1%
Owens-Illinois, Inc. (a)(b)	8,912,900	$197,598,993
CHEMICALS DISTRIBUTION — 1.0%
Nexeo Solutions, Inc. (a)(b)(c)	17,691,717	$160,994,625
Nexeo Solutions, Inc. (Founders Shares) (a)(b)(c)(d)(h)	2,431,709	9,936,033
		$170,930,658
INTEGRATED OILS — 1.0%
Gazprom PJSC (ADR) (Russia)	12,690,400	$55,785,679
Lukoil PJSC (ADR) (Russia)	1,455,100	82,905,631
Rosneft Oil Co. PJSC (GDR) (Russia)	5,711,200	28,418,120
		$167,109,430

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

COMMON STOCKS — Continued	Shares	Fair Value
ELECTRICAL POWER EQUIPMENT — 0.8%
General Electric Co.	7,649,785	$133,488,748
BASE METALS — 0.8%
Alcoa Corporation(a)	914,831	$49,281,946
MMC Norilsk Nickel PJSC (ADR) (Russia)	4,377,920	81,691,077
		$130,973,023
AUTOMOBILES — 0.7%
Porsche Automobil Holding SE (Germany)	1,562,200	$130,553,454
SPECIALTY CHEMICALS — 0.6%
Axalta Coating Systems Ltd. (a)	3,059,930	$99,019,335
HOUSEHOLD PRODUCTS — 0.6%
Unilever NV (CVA) (Britain)	1,756,570	$98,900,024
FOOD & DRUG STORES — 0.5%
Jardine Strategic Holdings, Ltd. (Hong Kong)	2,067,360	$81,826,109
Lenta, Ltd. (GDR) (Russia) (a)(e)(h)	1,848,549	10,758,555
		$92,584,664
EXPLORATION & PRODUCTION — 0.3%
Occidental Petroleum Corporation	620,540	$45,708,976
MARINE SHIPPING — 0.2%
Sound Holding FP (Luxembourg) (a)(b)(c)(d)(h)	1,146,250	$28,084,045
TOTAL COMMON STOCKS — 65.2% (Cost $7,278,742,391)		$11,400,404,950
CLOSED END FUND — 1.9%
Altaba, Inc. (a) (Cost $197,955,067)	4,847,270	$338,581,809
LIMITED PARTNERSHIPS
U.S. Farming Realty Trust, L.P. (c)(d)(h)	350,000	$38,798,165
U.S. Farming Realty Trust II, L.P. (c)(d)(h)	120,000	12,210,864
WLRS Fund I LLC (a)(b)(c)(d)(h)	968	6,954,505
TOTAL LIMITED PARTNERSHIPS — 0.3% (Cost $48,044,266)		$57,963,534

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

PREFERRED STOCK — 0.1%	Shares or Principal Amount	Fair Value
INTEGRATED OILS — 0.1%
Surgutneftegas OJSC (Preference Shares) (Russia) (Cost $27,221,319)	39,322,900	$19,188,763
BONDS & DEBENTURES
RESIDENTIAL MORTGAGE-BACKED SECURITIES
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATION — 0.2%
Stanwich Mortgage Loan Trust Series 2012-2 A — 0.00% 3/15/2047 (d)(e)(f)(h)	$2,455,193	$1,043,457
Stanwich Mortgage Loan Trust Series 2011-2 A — 0.00% 9/15/2050 (d)(e)(f)(h)	4,454,412	2,384,019
Stanwich Mortgage Loan Trust Series 2012-4 A — 0.00% 6/15/2051 (d)(e)(f)(h)	4,445,623	2,044,986
Stanwich Mortgage Loan Trust Series 2011-1 A — 0.197% 8/15/2050 (d)(e)(f)(h)	5,021,385	2,648,424
Stanwich Mortgage Loan Trust Series 2009-2 A — 0.613% 2/15/2049 (d)(e)(f)(h)	642,918	287,513
Stanwich Mortgage Loan Trust Series 2010-1 A — 1.084% 9/30/2047 (d)(e)(f)(h)	1,030,065	521,007
Stanwich Mortgage Loan Trust Series 2010-4 A — 1.287% 8/31/2049 (d)(e)(f)(h)	2,632,554	1,329,439
Stanwich Mortgage Loan Trust Series 2010-3 A — 1.346% 7/31/2038 (d)(e)(f)(h)	2,642,250	1,321,918
Stanwich Mortgage Loan Trust Series 2010-2 A — 1.47% 2/28/2057 (d)(e)(f)(h)	5,021,652	2,531,917
Sunset Mortgage Loan Co. LLC 2015-NPL1 A — 4.459% 9/18/2045 (e)(f)(g)	13,653,773	13,762,639
TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.2% (Cost $27,592,999)		$27,875,319
ASSET-BACKED SECURITIES
ASSET-BACKED SECURITIES — 0.2%
RELP 8 — 10.00% 4/19/2018 (c)(d)(h)	$6,052,671	$6,052,671
RELP 10 — 9.75% 2/20/2018 (c)(d)(h)	3,891,210	3,891,210
RELP 11 — 11.75% 8/4/2018 (c)(d)(h)	33,251,641	33,251,641
		$43,195,522

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
OTHER — 0.3%
Ship Loan Participation — 7.80% 12/23/2019 (c)(d)(h)	$39,618,598	$39,618,598
Ship Loan Participation II — 11.00% 9/10/2018 (c)(d)(h)	7,756,992	7,756,992
		$47,375,590
TOTAL ASSET-BACKED SECURITIES — 0.5% (Cost $90,571,112)		$90,571,112
CORPORATE BONDS & NOTES
BASIC MATERIALS — 0.2%
Glencore Finance Canada, Ltd. — 4.25% 10/25/2022 (e)	$8,150,000	$8,524,229
Glencore Funding LLC — 2.875% 4/16/2020 (e)	9,100,000	9,138,394
Glencore Funding LLC — 4.625% 4/29/2024 (e)	4,700,000	4,942,313
		$22,604,936
ENERGY — 0.7%
California Resources Corporation — 5.00% 1/15/2020	$2,171,000	$1,986,465
California Resources Corporation — 5.50% 9/15/2021	8,984,000	7,816,080
California Resources Corporation — 6.00% 11/15/2024	2,171,000	1,519,700
California Resources Corporation 2nd Lien — 8.00% 12/15/2022 (e)	35,750,000	29,622,450
CONSOL Energy, Inc. — 8.00% 4/1/2023	77,110,000	82,652,281
Southwestern Energy Co. — 4.10% 3/15/2022	3,800,000	3,745,470
		$127,342,446
FINANCIAL — 0.2%
Walter Investment Management Corporation — 7.875% 12/15/2021	$53,600,000	$32,193,500
INDUSTRIAL — 1.0%
Bombardier, Inc. — 5.75% 3/15/2022 (e)	$13,800,000	$13,558,500
Bombardier, Inc. — 6.00% 10/15/2022 (e)	12,670,000	12,448,275
Bombardier, Inc. — 6.125% 1/15/2023 (e)	29,534,000	29,017,155
Bombardier, Inc. — 7.45% 5/1/2034 (e)	5,800,000	5,698,500
Bombardier, Inc. — 7.50% 3/15/2025 (e)	82,750,000	83,577,500
Bombardier, Inc. — 7.75% 3/15/2020 (e)	28,058,000	30,162,350
		$174,462,280
TOTAL CORPORATE BONDS & NOTES — 2.1% (Cost $297,879,731)		$356,603,162

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
CORPORATE BANK DEBT — 0.1%
Walter Investment Management Corporation, 3M LIBOR + 3.75% — 5.319% 12/18/2020 (c)(f) (Cost $13,377,966)	$15,902,202	$15,173,404
CONVERTIBLE BONDS
Navistar International Corporation — 4.50% 10/15/2018	$22,938,000	$23,669,149
Navistar International Corporation — 4.75% 4/15/2019	34,244,000	37,069,130
Walter Investment Management Corporation — 4.50% 11/1/2019	28,841,000	2,884,100
TOTAL CONVERTIBLE BONDS — 0.4% (Cost $77,376,596)		$63,622,379
MUNICIPALS
Commonwealth of Puerto Rico GO, Series 2012 A, (REF-PUBLIC IMPT-SER A), — 5.00% 7/1/2041	$3,585,000	$806,625
Commonwealth of Puerto Rico GO, Series 2012 A, (REF-PUBLIC IMPT-SER A), — 5.125% 7/1/2037	20,894,000	4,701,150
Commonwealth of Puerto Rico GO, Series 2012 A, (REF-PUBLIC IMPT-SER A), — 5.50% 7/1/2039	19,200,000	4,320,000
Commonwealth of Puerto Rico GO, Series 2014 A, (SER A), — 8.00% 7/1/2035	122,480,000	29,089,000
Puerto Rico Commonwealth Aqueduct & Sewer Authority Rev., Series 2012 A, (SR LIEN-SER A), — 5.00% 7/1/2021	7,070,000	4,356,888
Puerto Rico Commonwealth Aqueduct & Sewer Authority Rev., Series 2012 A, (SR LIEN-SER A), — 5.00% 7/1/2022	3,883,000	2,392,899
Puerto Rico Commonwealth Aqueduct & Sewer Authority Rev., Series 2012 A, (SR LIEN-SER A), — 5.00% 7/1/2033	25,194,000	15,525,802
Puerto Rico Commonwealth Aqueduct & Sewer Authority Rev., Series 2012 A, (SR LIEN-SER A), — 5.125% 7/1/2037	14,598,000	8,996,018
Puerto Rico Commonwealth Aqueduct & Sewer Authority Rev., Series 2012 A, (SR LIEN-SER A), — 5.25% 7/1/2029	9,753,000	6,010,286
Puerto Rico Commonwealth Aqueduct & Sewer Authority Rev., Series 2012 A, (SR LIEN-SER A), — 5.25% 7/1/2042	93,814,000	57,812,877
Puerto Rico Commonwealth Aqueduct & Sewer Authority Rev., Series 2012 A, (SR LIEN-SER A), — 5.75% 7/1/2037	16,607,000	10,234,064
Puerto Rico Commonwealth Aqueduct & Sewer Authority Rev., Series 2012 A, (SR LIEN-SER A), — 6.00% 7/1/2047	3,635,000	2,250,065
TOTAL MUNICIPALS — 0.8% (Cost $155,876,643)		$146,495,674

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
U.S. TREASURIES
U.S. Treasury Bills — 0.00% 1/4/2018	$250,000,000	$249,983,550
U.S. Treasury Notes — 0.625% 4/30/2018	200,000,000	199,468,760
U.S. Treasury Notes — 0.75% 1/31/2018	275,000,000	274,849,603
U.S. Treasury Notes — 0.75% 2/28/2018	230,000,000	229,784,375
U.S. Treasury Notes — 0.75% 3/31/2018	325,000,000	324,454,097
U.S. Treasury Notes — 0.75% 4/15/2018	150,000,000	149,730,465
U.S. Treasury Notes — 0.75% 7/31/2018	291,000,000	289,573,431
U.S. Treasury Notes — 0.875% 1/15/2018	259,000,000	258,939,290
U.S. Treasury Notes — 0.875% 5/31/2018	230,000,000	229,460,926
U.S. Treasury Notes — 1.00% 3/15/2018	325,000,000	324,796,875
U.S. Treasury Notes — 1.125% 6/15/2018	200,000,000	199,660,160
U.S. Treasury Notes — 1.50% 8/31/2018	300,000,000	299,601,570
U.S. Treasury Notes — 3.50% 2/15/2018	260,000,000	260,644,930
TOTAL U.S. TREASURIES — 18.8% (Cost $3,294,066,554)		$3,290,948,032
TOTAL BONDS & DEBENTURES — 22.9% (Cost $3,956,741,601)		$3,991,289,082
TOTAL PURCHASED OPTIONS (h) — 0.4% (Premiums Paid $74,058,980)		$72,534,235
TOTAL INVESTMENT SECURITIES — 90.8% (Cost $11,582,763,624)		$15,879,962,373
SHORT-TERM INVESTMENTS — 13.8%
Apple, Inc.
— 1.25% 1/25/2018	$189,860,000	$189,701,783
— 1.25% 1/26/2018	89,000,000	88,922,743
— 1.26% 1/19/2018	119,250,000	119,174,751
— 1.29% 1/31/2018	60,000,000	59,935,500
— 1.29% 2/2/2018	30,000,000	29,965,600
— 1.31% 2/6/2018	25,000,000	24,967,250
— 1.38% 2/7/2018	100,000,000	99,858,167
— 1.38% 2/8/2018	97,500,000	97,357,975
— 1.48% 2/14/2018	85,000,000	84,846,245
— 1.48% 2/15/2018	85,000,000	84,842,750
— 1.49% 2/9/2018	35,000,000	34,943,504

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

SHORT-TERM INVESTMENTS — Continued	Principal Amount	Fair Value
Coca-Cola Co. (The)
— 1.22% 1/10/2018	$25,000,000	$24,992,375
— 1.30% 1/17/2018	50,000,000	49,971,111
— 1.30% 1/18/2018	25,250,000	25,234,499
— 1.30% 1/23/2018	8,360,000	8,353,358
— 1.32% 2/6/2018	50,000,000	49,934,000
Exxon Mobil Corp.
— 1.19% 1/16/2018	80,000,000	79,960,333
— 1.19% 1/18/2018	80,000,000	79,955,044
— 1.23% 1/23/2018	90,000,000	89,932,350
— 1.23% 1/24/2018	100,000,000	99,921,417
— 1.29% 1/9/2018	75,000,000	74,978,500
— 1.42% 2/1/2018	100,000,000	99,877,722
— 1.44% 2/13/2018	100,000,000	99,828,000
Microsoft Corp.
— 1.23% 1/4/2018	128,400,000	128,386,839
— 1.24% 1/5/2018	160,000,000	159,977,956
— 1.24% 1/11/2018	66,500,000	66,477,094
The Proctor Gamble & Co.
— 1.24% 1/10/2018	24,801,000	24,793,312
— 1.24% 1/11/2018	68,500,000	68,476,406
— 1.25% 1/26/2018	42,000,000	41,963,542
— 1.27% 1/30/2018	55,700,000	55,643,016
— 1.30% 2/1/2018	64,500,000	64,427,671
Wal-Mart Stores, Inc. — 1.21% 1/2/2018	30,000,000	29,998,992
State Street Bank Repurchase Agreement — 0.20% 1/2/2018 (Dated 12/29/2017, repurchase price of $69,522,545, collateralized by $73,185,000 principal amount U.S. Treasury Notes — 1.125% 2021, fair value $70,913,045)	69,521,000	69,521,000
TOTAL SHORT-TERM INVESTMENTS (Cost $2,407,120,805)		$2,407,120,805
TOTAL INVESTMENTS — 104.6% (Cost $13,989,884,429)		$18,287,083,178

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

SECURITIES SOLD SHORT	Shares	Fair Value
COMMON STOCKS SOLD SHORT — (8.7)%
Alibaba Group Holding Ltd. (ADR) (China) (a)	(1,426,540)	$(245,978,292)
iShares Russell 2000 ETF	(944,720)	(144,032,011)
Pennsylvania Real Estate Investment Trust	(600,700)	(7,142,323)
Pitney Bowes, Inc.	(401,000)	(4,483,180)
Sabra Health Care REIT, Inc.	(17,350)	(325,660)
Tencent Holdings, Ltd. (China)	(18,095,400)	(936,580,142)
Ventas, Inc.	(61,800)	(3,708,618)
Volkswagen AG (Preference Shares) (Germany)	(578,602)	(114,929,370)
WW Grainger, Inc.	(96,049)	(22,691,576)
Yahoo Japan Corporation (Japan)	(7,538,000)	(34,535,268)
TOTAL COMMON STOCKS SOLD SHORT (Proceeds $743,383,458)		$(1,514,406,440)
Other Assets and Liabilities, net — 4.1%		712,070,154
NET ASSETS — 100.0%		$17,484,746,892

(a)  Non-income producing security.

(b)  Affiliated Security (See Note 11 of the Notes to Financial Statements).

(c)  Restricted securities. These restricted securities constituted 2.07% of total net assets at December 31, 2017, most of which are considered liquid by the Adviser. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under policies adopted by authority of the Fund's Board of Trustees.

(d)  These securities have been valued in good faith under policies adopted by authority of the Board of Trustee in accordance with the Fund's fair value procedures. These securities constituted 1.15% of total net assets at December 31, 2017.

(e)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(f)  Variable/Floating Rate Security — The rate shown is based on the latest available information as of December 31, 2017. For Senior Loan Notes, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(g)  Step Coupon — Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2017.

(h)  Investments categorized as significant unobservable input (Level 3) (See Note 8 of the Notes to Financial Statements).

See notes to financial statements.

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

Foreign Currency Exchange Contracts

Counterparty	Currency Bought		Currency Sold		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	105,911,920	EUR	88,725,000	3/27/2018	$(1,083,282)

Purchased Options

Description	Pay/ Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call — 30-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	0.01%	5/22/2025	Barclays Bank PLC	$100,000,000	$21,930,000	$19,124,300
Call — 30-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	0.01%	7/14/2025	Barclays Bank PLC	90,081,096	18,962,071	16,758,057
Call — 30-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	0.01%	7/13/2027	Morgan Stanley	89,879,161	18,542,071	17,802,455
							$59,434,142	$53,684,812

Description	Exercise Price	Expiration Date	Counterparty	Notional Amount	Premium	Value
Put — JPY FX	$95.00	3/24/2022	Barclays Bank PLC	$194,350,000	$14,624,838	$18,849,423

See notes to financial statements.

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES

December 31, 2017

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
Nexeo Solutions, Inc.	06/09/2016	$155,231,992	$160,994,625	0.92%
Nexeo Solutions, Inc. (Founders Shares)	06/09/2016	13,179,863	9,936,033	0.06%
RELP 8 — 10.00% 4/19/2018	10/16/2014, 12/01/2014, 01/07/2015, 02/02/2015, 03/02/2015, 04/02/2015, 05/01/2015, 06/01/2015, 07/01/2015, 07/10/2015, 07/28/2015, 08/01/2015, 09/01/2015, 09/03/2015, 09/30/2015, 10/01/2015, 10/26/2015, 11/01/2015, 12/01/2015, 01/01/2016, 02/01/2016, 02/03/2016, 03/01/2016, 03/23/2016, 04/01/2016, 05/01/2016, 06/01/2016, 07/01/2016, 08/01/2016, 09/01/2016, 09/23/2016, 10/03/2016, 10/19/2016, 10/17/2017	6,052,671	6,052,671	0.03%
RELP 10 — 9.75% 2/20/2018	01/15/2016, 02/15/2016, 02/23/2016, 03/15/2016, 03/22/2016, 04/12/2016, 04/15/2016, 05/09/2016, 05/15/2016, 05/31/2016, 06/15/2016, 07/01/2016, 07/15/2016, 07/25/2016, 08/15/2016, 08/22/2016, 09/15/2016, 09/30/2016, 10/15/2016, 11/11/2016, 11/15/2016, 12/15/2016	3,891,210	3,891,210	0.02%

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES (Continued)

December 31, 2017

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
RELP 11 — 11.75% 8/4/2018	08/03/2015, 10/01/2015, 11/01/2015, 12/01/2015, 01/01/2016, 02/01/2016, 03/01/2016, 04/01/2016, 05/01/2016, 06/01/2016, 07/01/2016, 08/01/2016, 09/01/2016, 10/01/2016, 11/01/2016, 12/01/2016 01/01/2017, 02/01/2017, 02/03/2017, 02/28/2017, 03/02/2017, 03/27/2017, 04/01/2017, 05/01/2017, 06/01/2017, 06/07/2017, 07/01/2017, 07/13/2017, 08/01/2017	$33,251,641	$33,251,641	0.19%
Ship Loan Participation — 7.80% 12/23/2019	12/22/2014	39,618,598	39,618,598	0.23%
Ship Loan Participation II — 11.00% 9/10/2018	09/08/2015, 11/29/2016, 06/07/2017, 09/08/2017	7,756,992	7,756,992	0.04%
Sound Holding FP (Luxembourg)	10/07/2013	68,546,025	28,084,045	0.16%
U.S. Farming Realty Trust, L.P.	11/26/2010, 01/31/2011, 03/09/2011, 04/15/2011, 05/10/2011, 06/27/2011, 08/15/2011, 10/17/2011, 10/28/2011, 11/28/2011, 01/03/2012, 01/26/2012, 04/05/2012, 07/13/2012, 12/07/2012, 08/01/2013	28,202,539	38,798,165	0.22%
U.S. Farming Realty Trust II, L.P.	12/24/2012, 04/29/2013, 06/17/2013, 10/28/2013, 01/14/2014, 04/22/2014, 06/25/2014, 09/09/2014, 10/08/2014, 12/18/2014, 06/18/2015, 06/18/2015, 07/29/2015, 07/29/2015	11,336,412	12,210,864	0.07%
WLRS Fund I LLC	06/09/2016	8,505,315	6,954,505	0.04%

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES (Continued)

December 31, 2017

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
Walter Investment Management Corporation 5.319% 12/18/2020	05/12/2016, 06/09/2016, 06/15/2016, 06/20/2016, 06/21/2016	$13,865,323	$15,173,404	0.09%
TOTAL RESTRICTED SECURITIES		$389,438,581	$362,722,753	2.07%

See notes to financial statements.

FPA CRESCENT FUND
STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investment securities — at fair value (identified cost $10,357,987,378)	$14,588,054,895
Investments in affiliates at fair value (identified cost $1,224,776,246)	1,291,907,478
Short-term investments — at amortized cost (maturities 60 days or less)	2,407,120,805
Deposits for securities sold short	744,285,947
Cash	776
Receivable for:
Dividends and interest	36,122,533
Capital Stock sold	12,536,085
Investment securities sold	21,332,441
Total assets	19,101,360,960
LIABILITIES
Payable for:
Due to broker	13,242,212
Securities sold short, at market value (proceeds $743,383,458)	1,514,406,440
Investment securities purchased	59,434,142
Advisory fees	14,907,995
Capital Stock repurchased	9,244,942
Accrued expenses and other liabilities	4,295,055
Unrealized loss on forward foreign currency contracts	1,083,282
Total liabilities	1,616,614,068
NET ASSETS	$17,484,746,892
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — no par value; unlimited authorized shares; 503,985,624 outstanding shares	$13,935,061,815
Undistributed net realized gain	92,768,966
Accumulated net investment loss	(68,201,822)
Unrealized appreciation of investments	3,525,117,933
NET ASSETS	$17,484,746,892
NET ASSET VALUE
Offering and redemption price per share	$34.69

See notes to financial statements.

FPA CRESCENT FUND
STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $4,864,429)	$152,532,088
Interest	140,796,249
Income from affiliates	13,456,999
Total investment income	306,785,336
EXPENSES
Advisory fees	174,215,225
Short sale dividend expense	5,564,166
Transfer agent fees and expenses	7,188,290
Custodian fees	1,001,076
Administrative services fees	890,413
Professional fees	804,433
Reports to shareholders	695,233
Trustee fees and expenses	480,270
Legal fees	230,778
Filing fees	128,244
Audit and tax services fees	97,877
Other	163,540
Total expenses	191,459,545
Net expenses	191,459,545
Net investment income	115,325,791
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	582,355,326
Investments in affiliates	1,560,943
Investment securities sold short	(168,404,054)
Investments in Forward Foreign Currency Contracts	(14,378,182)
Foreign currency transactions	211,067
Net change in unrealized appreciation (depreciation) of:
Investments	1,698,286,905
Investments in affiliates	105,126,776
Investment securities sold short	(611,976,474)
Investments in Forward Foreign Currency Contracts	(25,684)
Translation of foreign currency denominated amounts	788,846
Net realized and unrealized gain	1,593,545,469
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,708,871,260

See notes to financial statements.

FPA CRESCENT FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$115,325,791	$128,861,961
Net realized gain	401,345,100	723,447,334
Net change in unrealized appreciation	1,192,200,369	701,692,687
Net increase in net assets resulting from operations	1,708,871,260	1,554,001,982
Distributions to shareholders from:
Net investment income	(170,034,103)	(141,761,297)
Net realized capital gains	(474,105,805)	(660,533,612)
Total distributions	(644,139,908)	(802,294,909)
Capital Stock transactions:
Proceeds from Capital Stock sold	2,963,748,955	2,320,886,124
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	554,255,340	702,052,272
Cost of Capital Stock repurchased	(3,653,023,894)*	(5,339,447,889)*
Net decrease from Capital Stock transactions	(135,019,599)	(2,316,509,493)
Total change in net assets	929,711,753	(1,564,802,420)
NET ASSETS
Beginning of Year	16,555,035,139	18,119,837,559
End of Year	$17,484,746,892	$16,555,035,139
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold	86,944,211	73,991,731
Shares issued to shareholders upon reinvestment of dividends and distributions	16,125,013	21,525,181
Shares of Capital Stock repurchased	(106,749,276)	(171,324,508)
Change in Capital Stock outstanding	(3,680,052)	(75,807,596)

*  Net of redemption fees of $331,976 and $7,860,248 for the year ended December 31, 2017 and year ended December 31, 2016, respectively.

See notes to financial statements.

FPA CRESCENT FUND
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Year

	Year Ended December 31,
	2017	2016	2015	2014	2013
Per share operating performance:
Net asset value at beginning of year	$32.61	$31.06	$33.74	$32.96	$29.29
Income from investment operations:
Net investment income*	$0.23	$0.24	$0.18	$0.25	$0.14
Net realized and unrealized gain (loss) on investment securities	3.14	2.93	(0.89)	1.94	6.02
Total from investment operations	$3.37	$3.17	$(0.71)	$2.19	$6.16
Less distributions:
Dividends from net investment income	$(0.34)	$(0.29)	$(0.31)	$(0.31)	$(0.21)
Distributions from net realized capital gains	(0.95)	(1.34)	(1.66)	(1.10)	(2.28)
Total distributions	$(1.29)	$(1.63)	$(1.97)	$(1.41)	$(2.49)
Redemption fees	— **	0.01	— **	— **	— **
Net asset value at end of year	$34.69	$32.61	$31.06	$33.74	$32.96
Total investment return	10.39%	10.25%	(2.06)%	6.64%	21.95%
Ratios/supplemental data:
Net assets, end of year (in $000's)	$17,484,747	$16,555,035	$18,119,838	$19,983,836	$15,903,874
Ratio to average net assets:
Expenses	1.10%‡	1.09%‡	1.11%‡	1.20%‡	1.23%‡
Net investment income	0.66%	0.77%	0.53%	0.45%	0.34%
Portfolio turnover rate	18%	35%	48%	31%	22%

*  Per share amount is based on average shares outstanding.

**  Rounds to less than $0.01 per share.

‡  For the periods ended December 31, 2017, December 31, 2016, December 31, 2015, December 31, 2014, December 31, 2013, the expense ratio includes short sale dividend expense equal to 0.03%, 0.02%, 0.02%, 0.05%, 0.09% of average net assets, respectively.

See notes to financial statements.

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS

December 31, 2017

NOTE 1 — Significant Accounting Policies

FPA Crescent Fund (the "Fund"), a series of the FPA Funds Trust, is registered under the Investment Company Act of 1940 as an open-end, diversified, management investment company. The Fund's investment objective is to seek to generate equity-like returns over the long-term, take less risk than the market and avoid permanent impairment of capital. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the statement of operations. A detailed listing of outstanding currency transactions is included in the Portfolio of Investments, in Investment Securities in the Statement of Assets and Liabilities and in Disclosure of Fair Value Measurements.

C.  Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

D.  Recent Accounting Pronouncements

In March 2017, the FASB issued Accounting Standards (ASU) No. Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20). The amendments in this update shorten the amortization period for certain callable debt securities held at a premium. Specifically, the amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity. For public entities this update will be effective for fiscal years beginning after December 15, 2018, and for interim periods within those fiscal years. Management is currently evaluating the impact of this new guidance on the Fund's financial statements.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS

Continued

Common Stocks and Other Securities (Long): The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including; those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations.

Common Stocks and Other Securities (Short): The prices of common stocks and other securities sold short rise between the date of the short sale and the date on which the Fund replaces the borrowed security. In addition, the Fund repays the person that lent it the security for any interest or dividends that may have accrued.

Interest Rate Risk: The values of, and the income generated by, most debt securities held by the Fund may be affected by changing interest rates and by changes in the effective maturities and credit rating of these securities. For example, the value of debt securities in the Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities.

Credit Risk: The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions. The Fund invests a significant portion of its assets in securities of issuers that hold mortgage-and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Though the Fund has not been adversely impacted, continuing shifts in the market's perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain securities held by the Fund.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS

Continued

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding short-term investments) aggregated $2,526,368,604 for the year ended December 31, 2017. The proceeds and cost of securities sold resulting in net realized gains of $415,512,215 aggregated $5,345,060,225 and $4,929,548,010, respectively, for the year ended December 31, 2017. Realized gains or losses are based on the specific identification method.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

Unrealized appreciation	$4,225,667,118
Undistributed net realized gains	95,015,493

The tax status of distributions paid during the fiscal years ended December 31, 2017 and 2016 were as follows:

	2017	2016
Dividends from ordinary income	$160,318,040	$136,883,079
Distributions from long-term capital gains	483,821,868	665,411,830

The cost of investment securities held at December 31, 2017, was $11,653,211,973 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments (excluding short-term investments) at December 31, 2017, for federal income tax purposes was $4,522,018,708 and $296,351,590, respectively resulting in net unrealized appreciation of $4,225,667,118. As of and during the year ended December 31, 2017, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended on or before December 31, 2014 or by state tax authorities for years ended on or before December 31, 2013.

During the year ended December 31, 2017, the Fund reclassified $9,785,017 from Undistributed Net Investment Income to Accumulated Net Realized Gain and $124,954 from Paid in Capital to Accumulated Net Realized Gain to align financial reporting with tax reporting. These permanent differences are primarily due to differing book and tax treatment of foreign currency gains and losses, paydowns from mortgage-backed and other asset backed securities, and dividend redesignations. Net assets were not affected by these reclassifications.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement (the "Agreement"), advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 1.00% of the Fund's average daily net assets.

For the year ended December 31, 2017, the Fund paid aggregate fees and expenses of $480,270 to all Trustees who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS

Continued

NOTE 6 — Securities Sold Short

The Fund maintains cash deposits and segregates marketable securities in amounts equal to the current market value of the securities sold short or the market value of the securities at the time they were sold short, whichever is greater. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. The dividends on securities sold short are reflected as short sale dividend expense.

NOTE 7 — Redemption Fees

For the year ended December 31, 2017, the Fund collected $331,976 in redemption fees. The impact of these fees is less than $0.01 per share.

NOTE 8 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the NYSE. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. However, most fixed income securities are generally valued at prices obtained from pricing vendors and brokers. Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Currency forwards are valued at the closing currency exchange rate which is not materially different from the forward rate. Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Investments in limited partnerships are valued, as a practical expedient, utilizing the net asset valuations provided by the underlying limited partnerships in a manner consistent with U.S. GAAP for investment companies. The Fund applies the practical expedient to its investments in limited partnerships on an investment-by-investment basis, and consistently with the Fund's entire position in a particular investment, unless it is probable that the Fund will sell a portion of an investment at an amount different from the net asset valuation. Investments in limited partnerships are included in Level 3 of the fair value hierarchy based on the limited rights of withdrawal by the Fund as specified in the respective agreements. Fair valuations and valuations of investments that are not actively

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS

Continued

trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. These assumptions consider inputs such as proprietary pricing models, cash flows, prepayments, defaults, and collateral. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of December 31, 2017: (see Portfolio of Investments for industry categories):

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Aircraft & Parts	$1,135,736,698	$253,015,613	—	$1,388,752,311
Infrastructure Software	1,213,860,751	—	—	1,213,860,751
Diversified Banks	926,871,377	—	—	926,871,377
Entertainment Content	—	808,609,320	—	808,609,320
Internet Media	763,429,232	—	—	763,429,232
Investment Companies	408,894,342	307,570,402	—	716,464,744
Consumer Finance	474,787,727	—	—	474,787,727
P&C Insurance	467,147,714	—	—	467,147,714
Insurance Brokers	442,090,120	—	—	442,090,120
Banks	438,795,359	—	—	438,795,359
Electrical Components	424,865,866	—	—	424,865,866
Communications Equipment	424,017,768	—	—	424,017,768
Semiconductor Devices	370,172,553	—	—	370,172,553
Generic Pharma	314,180,944	—	—	314,180,944
Advertising & Marketing	—	270,528,974	—	270,528,974
Internet Based Services	243,720,332	—	—	243,720,332
Institutional Brokerage	219,130,757	—	—	219,130,757
Life Science Equipment	198,027,751	—	—	198,027,751
Containers & Packaging	197,598,993	—	—	197,598,993
Chemicals Distribution	160,994,625	—	$9,936,033	170,930,658
Integrated Oils	—	167,109,430	—	167,109,430
Electrical Power Equipment	133,488,748	—	—	133,488,748
Base Metals	49,281,946	81,691,077	—	130,973,023
Automobiles	—	130,553,454	—	130,553,454
Specialty Chemicals	99,019,335	—	—	99,019,335

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS

Continued

Investments	Level 1	Level 2	Level 3	Total
Household Products	—	$98,900,024	—	$98,900,024
Food & Drug Stores	$81,826,109	—	$10,758,555	92,584,664
Exploration & Production	45,708,976	—	—	45,708,976
Marine Shipping	—	—	28,084,045	28,084,045
Closed End Fund
Internet Media	338,581,809	—	—	338,581,809
Limited Partnerships	—	—	57,963,534	57,963,534
Preferred Stock
Integrated Oils	—	19,188,763	—	19,188,763
Residential Mortgage-Backed Securities
Non-Agency Collateralized Mortgage Obligation	—	13,762,639	14,112,680	27,875,319
Asset-Backed Securities
Asset-Backed Securities	—	—	43,195,522	43,195,522
Other	—	—	47,375,590	47,375,590
Corporate Bonds & Notes	—	356,603,162	—	356,603,162
Corporate Bank Debt	—	15,173,404	—	15,173,404
Convertible Bonds	—	63,622,379	—	63,622,379
Municipals	—	146,495,674	—	146,495,674
U.S. Treasuries	—	3,290,948,032	—	3,290,948,032
Short-Term Investments	—	2,407,120,805	—	2,407,120,805
	$9,572,229,832	$8,430,893,152	$211,425,959	$18,214,548,943
Currency Options (currency risk)	—	—	$18,849,423	$18,849,423
Purchased Options (interest rate risk)	—	—	53,684,812	53,684,812
Forward Foreign Currency Contracts
Payable (currency risk)	—	(1,083,282)	—	(1,083,282)
	—	$(1,083,282)	$72,534,235	$71,450,953
Common Stock Sold Short	$(428,361,660)	$(1,086,044,780)	—	$(1,514,406,440)

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS

Continued

The following table summarizes the Fund's Level 3 investment securities and related transactions during the year ended December 31, 2017:

Investments	Beginning Value at December 31, 2016	Net Realized and Unrealized Gains (Losses)*	Purchases	(Sales)	Gross Transfers In	Gross Transfers Out	Ending Value at December 31, 2017	Net Change in Unrealized Appreciation (Depreciation) related to Investments held at December 31, 2017
Asset-Backed Securities — Asset-Backed Securities	$44,696,707	—	$25,937,820	$(27,439,005)	—	—	$43,195,522	—
Purchased Options (interest rate risk)	—	$(5,749,330)	59,434,142	—	—	—	53,684,812	$(5,749,330)
Common Stocks	102,065,979	(14,718,555)	114,625	(38,683,416)	—	—	48,778,633	(8,634,191)
Limited Partnerships	7,352,285	2,466	—	(400,246)	$51,009,029	—	57,963,534	(2,457,058)
Asset-Backed Securities — Other	65,298,046	—	492,700	(18,415,156)	—	—	47,375,590	—
Currency Options (currency risk)	24,962,703	(6,113,280)	—	—	—	—	18,849,423	(6,113,279)
Residential Mortgage- Backed Securities Non-Agency Collateralized Mortgage Obligation	22,175,492	773,794	—	(8,836,606)	—	—	14,112,680	(129,968)
	$266,551,212	$(25,804,905)	$85,979,287	$(93,774,429)	$51,009,029	—	$283,960,194	$(23,083,826)

*  Net realized and unrealized gains (losses) are included in the related amounts in the statement of operations.

Level 3 Valuation Process: Investments classified within Level 3 of the fair value hierarchy are valued by the Adviser in good faith under procedures adopted by authority of the Fund's Board of Trustees. The Adviser employs various methods to determine fair valuations including regular review of key inputs and assumptions, and review of related market activity, if any. However, there are generally no observable trade activities in these securities. The Adviser reports to the Board of Trustees at their regularly scheduled quarterly meetings, or more often if warranted. The report includes a summary of the results of the process, the key inputs and assumptions noted, and any changes to the inputs and assumptions used. When appropriate, the Adviser will recommend changes to the procedures and process employed. The value determined for an investment using the fair value procedures may differ significantly from the value realized upon the sale of such investment. Transfers of

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS

Continued

investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were transfers of $1,035,498,192 from Level 1 to Level 2 during the year ended December 31, 2017. The transfers between Level 1 and Level 2 of the fair value hierarchy during the year ended December 31, 2017, were due to changes in valuation of international equity securities from the exchange closing price to the fair value price. There were also transfers of $51,009,029 into Level 3 during the year ended December 31, 2017, which were due to applying a discount to NAV as practical expedient. The following table summarizes the quantitative inputs and assumptions used for items categorized as items categorized as Level 3 of the fair value hierarchy as of December 31, 2017:

Financial Assets	Fair Value at December 31, 2017	Valuation Technique(s)	Unobservable Inputs	Price/Range
Asset-Backed Securities — Asset Backed Securities	$43,195,522	Most Recent Capitlization (Funding) (d)	Private Financing	$100.00
Purchased Options (interest rate risk)	$53,684,812	Third-Party Broker Quote (e)	Quotes/Prices	$0.19-$0.20
Common Stocks- Long	$9,936,033	Restricted Assets (a)	Discount	44.90%
	$10,758,555	Restricted Assets (a)	Quotes/Prices	$5.82
	$28,084,045	NAV adjusted to Fair Value (b)	N/A	$24.50
Limited Partnerships	$6,954,505	Restricted Assets (a)	N/A	$7,185.08
	$51,009,029	Discounted NAV (f)	Discount	4.19%
Asset-Backed Securities — Other	$47,375,590	Most Recent Capitlization (Funding) (d)	Private Financing	$100.00
Currency Options (currency risk)	$18,849,423	Third-Party Broker Quote (e)	Quotes/Prices	$0.10
Residential Mortgage-Backed — Non-Agency CMO	$14,112,680	Methods of Comparables/Consensus Pricing (c)	Quotes/Prices	$40.11-$59.79 ($49.91)
			Discount	0.0%-12.64% (4.26%)

(a)  The fair value of the investment is measured on the basis of the quoted price for an otherwise identical unrestricted instrument that trades in a public market, adjusted to reflect the effect of the restriction.

(b)  The NAV provided by the administrator of the LLC is reported at depreciated cost. To adjust to fair value, the Fund obtains independent appraisals of the underlying fixed assets and adjusts the NAV based on the difference between the two values.

(c)  The Pricing Model technique for Level 3 securities involves preparing a proprietary broker price opinion (BPO) model using valuation information provided by the loan servicer based on local market resources and sales trends published by the National Association of Realtors, and a broker, and then applying an appropriate discount to that valuation. The discount reflects market conditions such as lack of liquidity of the investment, the costs associated with foreclosure and liquidation, the historical performance of the loan pool and the characteristics of the remaining loans including whether or not the loans are performing.

(d)  The significant unobservable inputs used in the fair value measurement of the Fund's Private Investment shares are based on its most recent funding. If the financial condition of the underlying assets were to deteriorate, or if the market comparables were to fall, the value of this investment would be lower.

(e)  The Third Party Broker Quote technique involves obtaining an independent third-party broker quote for the security

(f)  The NAV provided by the general partner have been discounted for the possible impact from various long-term exit strategies under consideration by the general partner.

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS

Continued

Options Contracts: An option contract is a commitment that gives the purchaser of the contract the right, but not the obligation, to buy or sell an underlying asset at a specific price on or before a specified future date. On the other hand, the writer of an option contract is obligated, upon the exercise of the option, to buy or sell an underlying asset at a specific price on or before a specified future date. A swaption is an option contract granting the owner the right to enter into an underlying swap. Inflation-capped options are options on U.S. inflation rates at a stated strike price. The seller of an inflation-capped option receives an upfront premium and in return the buyer receives the right to receive a payment at the expiration of the option if the cumulative annualized inflation rate over the life of the option is above (for caps) or below (for floors) the stated strike price. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products below a certain rate on a given notional exposure. Writing put options or purchasing call options tends to increase a Fund's exposure to the underlying instrument. Writing call options or purchasing put options tends to decrease a Fund's exposure to the underlying instrument. When a Fund writes or purchases a call, put, or inflation-capped option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an investment, respectively, and subsequently adjusted to the current market value, based on the quoted daily settlement price of the option written or purchased. Certain options may be written or purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received or paid from writing or purchasing options, which expire unexercised, are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or realized is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. A Fund, as a writer of an option, may have no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the underlying written option. In addition, an illiquid market may make it difficult for a Fund to close out an option contract. The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange's clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. A Fund's maximum risk of loss from counterparty credit risk related to OTC option contracts is limited to the premium paid.

Forward foreign currency contracts: Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Funds' transactions in forward foreign currency contracts are limited to transaction and portfolio hedging. The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered and could exceed the net unrealized value. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Forward foreign currency contracts are valued daily at the foreign exchange rates as of the close of the New York Stock Exchange. Unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the foreign exchange rates at the end of the period is included in the Statement of Assets and Liabilities under the caption "Forward Foreign Currency Contracts." Realized gains and losses and the net change in unrealized appreciation (depreciation) on forward foreign currency contracts for the year are included in the Statement of Operations under the caption "Forward Foreign Currency Contracts." During the year ended

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS

Continued

December 31, 2017, the fund had average volume of forward foreign currency contracts (based on the open positions at each month end) for purchases and sales of $129,865,759 and $116,025,000, respectively.

NOTE 9 — Collateral Requirements

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Portfolio of Investments. Generally, the amount of collateral due from or to a party is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements. The following table presents the Fund's OTC derivative assets and master repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of December 31, 2017:

Counterparty	Gross Assets (Liabilities) in the Statement of Assets and Liabilities	Collateral Received (Pledged)		Assets (Liabilities) Available for Offset	Net Amount of Assets (Liabilities)*
State Street Bank and Trust Company:
Repurchase Agreement	$69,521,000	$69,521,000	**	—	—
Barclays Capital:
Forward foreign currency contracts Payable	$(1,083,282)	—		—	$(1,083,282)
Call Options Purchased	$35,882,357	—		—	$35,882,357
Put Options Purchased	$18,849,423	—		—	$18,849,423
Morgan Stanley:
Call Options Purchased	$17,802,455	—		—	$17,802,455

*  Represents the net amount receivable (payable) from the counterparty in the event of default.

**  Collateral with a value of $70,913,045 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS

Continued

NOTE 10 — Commitments

At December 31, 2017, the Fund was liable for the following unfunded commitments:

Security	Unfunded Commitment
GACP II, L.P.	$70,000,000

NOTE 11 — Affiliated Investments

A company is considered an affiliate of a fund under the Investment Company Act of 1940 if the Fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. Further details on such holdings and related transactions during the year ended December 31, 2017, appear below:

Investments	Shares Held at 12/31/2016	Beginning Value as of December 31, 2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on sales of Affiliated Investments	Change in Unrealized Appreciation/ Depreciation	Ending Value as of December 31, 2017	Shares as of December 31, 2017	Dividend Income from Affiliated Investments
Common Stocks — 7.35%
Aircraft & Parts — 2.57%
Esterline Technologies Corporation(a)	2,863,871	$255,457,293	$0	$(22,193,684)	$517,999	$(37,253,303)	$196,528,305	2,630,901	$—
Meggitt plc	41,729,847	235,848,142	10,626,588	(25,679,695)	(11,457,376)	43,677,954	253,015,613	38,965,308	7,356,623
			491,305,435	10,626,588	(47,873,379)	(10,939,377)	6,424,651	449,543,918	7,356,623
Banks — 2.51%
CIT Group, Inc.	11,225,440	479,101,779	—	(110,495,293)	12,500,320	57,688,553	438,795,359	8,913,170	6,100,376
Containers & Packaging — 1.13%
Owens-Illinois, Inc.(a)	8,912,900	155,173,589	—	—	—	42,425,404	197,598,993	8,912,900	—
Chemicals Distribution(a) — 0.98%
Nexeo Solutions, Inc.(a)(b)	17,691,717	164,709,885	—	—	—	(3,715,260)	160,994,625	17,691,717	—
Nexeo Solutions Inc. (Founders Shares)(a)(b)(c)(d)	2,431,709	10,639,909	—	—	—	(703,876)	9,936,033	2,431,709	—
			175,349,794	—	—	—	(4,419,136)	170,930,658	—
Marine Shipping — 0.16%
Sound Holding FP(a)(b)(c)(d)	1,146,250	24,564,336	114,625	—	—	3,405,084	28,084,045	1,146,250	—
Limited Partnerships — 0.04%
WLRS Fund I LLC(a)(b)(c)(d)	968	7,352,285	—	—	—	-397,780	6,954,505	968	—
Total Affiliated Investments — 7.39%		$1,332,847,218	$10,741,213	$(158,368,672)	$1,560,943	$105,126,776	$1,291,907,478		$13,456,999

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS

Continued

(a)  Non-income producing security.

(b)  Restricted securities. These securities are considered to be liquid by the Adviser. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under policies adopted by authority of the Board of Trustees.

(c)  These securities have been valued in good faith under policies adopted by authority of the Board of Trustee in accordance with the Fund's fair value procedures.

(d)  Investments categorized as significant unobservable input (Level 3) (See Note 8 of the Notes to Financial Statements).

FPA CRESCENT FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS OF FPA CRESCENT FUND AND
THE BOARD OF TRUSTEES OF FPA FUNDS TRUST

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of FPA Crescent Fund, a series of FPA Funds Trust, (the "Fund"), including the portfolio of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Los Angeles, California
February 20, 2018

We have served as the auditor of one or more of the investment companies managed by First Pacific Advisors, LLC since 2002.

FPA CRESCENT FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

Approval of the Advisory Agreement. At a meeting of the Board of Trustees held on August 14, 2017, the Trustees approved the continuation of the advisory agreement between the Fund and the Adviser for an additional one-year period through September 30, 2018, on the recommendation of the Independent Trustees, who met in executive session on August 14, 2017 prior to the Board meeting to review and discuss the proposed continuation of the advisory agreement. The following paragraphs summarize the material information and factors considered by the Board and the Independent Trustees, as well as the Trustees' conclusions relative to such factors.

Nature, Extent and Quality of Services. The Board and the Independent Trustees considered information provided by the Adviser in response to their requests, as well as information provided throughout the year regarding the Adviser and its staffing in connection with the Fund, including the Fund's portfolio managers, the number and quality of analysts the Adviser has hired who are under the direct supervision of the Fund's portfolio managers, the scope of services supervised and provided by the Adviser, and the absence of any significant service problems reported to the Board. The Independent Trustees especially noted the experience, length of service and the outstanding reputation of the Fund's portfolio managers: Steven Romick, who has managed the Fund since its inception in 1993, Mark Landecker, who joined the Adviser in 2009 and has served as portfolio manager since 2013 and Brian A. Selmo, who joined the Adviser in 2008 and has served as portfolio manager since 2013. The Board and the Independent Trustees concluded that the nature, extent and quality of services provided by the Adviser have benefitted and should continue to benefit the Fund and its shareholders.

Investment Performance. The Board and the Independent Trustees reviewed the overall investment performance of the Fund. They also received information from an independent consultant, Morningstar, regarding the Fund's performance relative to a peer group of flexible (domestic and international) funds selected by Morningstar (the "Peer Group"). The Board and the Independent Trustees considered the Adviser's representation that the Fund's investment strategy is significantly different from other funds in the Peer Group in that the Fund has a much broader universe of investment possibilities, which requires a greater degree of portfolio management effort on the part of the Adviser. The Board and the Independent Trustees also considered the Adviser's representation that no other Morningstar category or peer grouping adequately represents the breadth and style of investing performed by the Fund's portfolio managers on behalf of the Fund (as a report previously prepared for the Board by an independent consultant had concluded). The Board and the Independent Trustees considered FPA's representation that the Fund's size did not impede its ability to manage the Fund. The Board and the Independent Trustees noted the Fund's strong long-term investment performance and low volatility of returns when compared to the Peer Group and concluded that the Fund's investment performance has been strong. The Board and the Independent Trustees noted the Fund outperformed its Peer Group median for the one-, three-, five- and 10-year period ending March 31, 2017 and underperformed the Fund's benchmark, S&P 500 Index, for the same time periods. They also noted that Morningstar has continued to give the Fund a "Gold" Analyst Rating. In addition, they considered a comparison of the Fund's performance to that of hedge funds managed by the Adviser in a similar style. The Board and the Independent Trustees concluded that the Adviser's continued management of the Fund's investments should benefit the Fund and its shareholders.

Advisory Fees and Fund Expenses; Comparison with Peer Group and Institutional Fees. The Board and the Independent Trustees considered information provided by the Adviser regarding the Fund's advisory fees and total expense levels. The Board and the Independent Trustees reviewed comparative information regarding fees and expenses for the mutual fund industry generally and for the Peer Group. The Board and the Independent Trustees noted that the Fund's current management fee rate and total expense ratio each ranked towards the higher end of those of the Peer Group. They considered the Adviser's representation that the Fund's broader

FPA CRESCENT FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) Continued

investment strategy makes comparisons to the advisory fees of the funds in the Peer Group less relevant, noting the Adviser's representation that most of the funds in the Peer Group are traditional balanced funds with different investment objectives and strategies, generally encompassing bond components that traditionally have lower advisory fees. The Board and the Independent Trustees considered the fees charged by the Adviser for advising institutional accounts and hedge funds and for sub-advising other mutual funds and the Adviser's discussion of the differences between the services provided by the Adviser to the Fund and those provided by the Adviser to the sub-advised funds, institutional accounts, and hedge funds. The Board and the Independent Trustees concluded that the continued payment of advisory fees and expenses by the Fund to the Adviser was fair and reasonable and should continue to benefit the Fund and its shareholders.

Adviser Profitability and Costs. The Board and the Independent Trustees considered information provided by the Adviser regarding the Adviser's costs in providing services to the Fund, the profitability of the Adviser and the benefits to the Adviser from its relationship to the Fund. They reviewed and considered the Adviser's representations regarding its assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Adviser's largest operating cost, overhead and trading costs with respect to the provision of investment advisory services. The Independent Trustees discussed with the Adviser the general process through which individuals' compensation is determined and then reviewed by the management committee of the Adviser, as well as the Adviser's methods for determining that the compensation levels are at appropriate levels to attract and retain the personnel necessary to provide high quality professional investment advice. In evaluating the Adviser's profitability, they excluded certain distribution and marketing-related expenses. The Board and the Independent Trustees recognized that the Adviser is entitled under the law to earn a reasonable level of profits for the services that it provides to the Fund. The Board and the Independent Trustees concluded that the Adviser's level of profitability from its relationship with the Fund did not indicate that the Adviser's compensation was unreasonable or excessive.

Economies of Scale and Sharing of Economies of Scale. The Board and the Independent Trustees considered, and discussed at length with the Adviser, whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the fee rate is reasonable in relation to the Fund's asset levels and any economies of scale that may exist. While the Independent Trustees noted that the Fund experienced significant increases in its net assets several years ago, in recent years asset levels have modestly declined. They also considered the Adviser's representation that its internal costs of providing investment management services to the Fund have also significantly increased in recent years as a result of a number of factors, including the ongoing and growing complexity of the Fund's investments, as well as the Adviser's substantial investment in additional professional resources and staffing. The Board and the Independent Trustees considered quantitative and qualitative information regarding the Adviser's representation that it has also made significant investments in: (1) maintaining a portfolio management team of three and a team of analysts, traders and other investment personnel who assist with the management of the Fund; (2) new compliance, operations, and administrative personnel; (3) information technology, portfolio accounting and trading systems; and (4) office space, each of which enhances the quality of services provided to the Fund. The Board and Independent Trustees also considered the Adviser's representation that it would continue making such investments to maintain and increase the level and quality of services that it provides to the Fund. The Board and the Independent Trustees also considered that the Adviser had foregone the reimbursement for providing certain financial services that it had previously received from the Fund. The Board and the Independent Trustees also considered the Adviser's willingness to close funds to new investors when it believed that the Fund

FPA CRESCENT FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) Continued

had limited capacity to grow or that it otherwise would benefit fund shareholders, as well as steps that the Adviser had taken to slow the asset growth of the Fund.

The Board and the Independent Trustees recognized that the advisory fee schedule for the Fund does not have breakpoints. They considered that many mutual funds have breakpoints in the advisory fee structure as a means by which to share in the benefits of potential economies of scale as a fund's assets grow. They also considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Trustees considered the Adviser's statement that it believes that breakpoints currently remain inappropriate for the Fund given the ongoing additional investments the Adviser is making in its business for the benefit of the Fund, uncertainties regarding the direction of the economy, and uncertainties regarding future growth or contraction in the Fund's assets, all of which could negatively impact the profitability of the Adviser. The Board and the Independent Trustees concluded that the Fund is benefitting from the ongoing investments made by the Adviser in its team of personnel serving the Fund and in the Adviser's service infrastructure, and that in light of these investments, the addition of breakpoints to the Fund's advisory fee structure was not warranted at current asset levels.

Ancillary Benefits. The Board and the Independent Trustees considered other actual and potential benefits to the Adviser from managing the Fund, including the acquisition and use of research services with commissions generated by the Fund, in concluding that the contractual advisory and other fees are fair and reasonable for the Funds. They noted that the Adviser does not have any affiliates that benefit from the Adviser's relationship to the Fund.

Conclusions. The Board and the Independent Trustees determined that the Fund continues to benefit from the services of the Adviser's highly experienced portfolio managers and portfolio management team, which has produced outstanding long-term returns with low relative volatility. In addition, the Board and the Independent Trustees agreed that the Fund continues to receive high quality services from the Adviser. The Board and the Independent Trustees concluded that the current advisory fee rate is reasonable and fair to the Fund and its shareholders in light of the nature and quality of the services provided by the Adviser and the Adviser's profitability and costs. In reaching their conclusions, the Independent Trustees also noted their intention to continue monitoring the factors relevant to the Adviser's compensation, such as changes in the Fund's asset levels, changes in portfolio management personnel and the cost and quality of the services provided by the Adviser to the Fund. On the basis of the foregoing, and without assigning particular weight to any single factor, none of which was dispositive, the Board and the Independent Trustees concluded that it would be in the best interests of the Fund to continue to be advised and managed by the Adviser and determined to approve the continuation of the current Advisory Agreement for another one-year period through September 30, 2018.

FPA CRESCENT FUND
SHAREHOLDER EXPENSE EXAMPLE

December 31, 2017 (Unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the  period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value June 30, 2017	$1,000.00	$1,000.00
Ending Account Value December 31, 2017	$1,048.60	$1,019.70
Expenses Paid During Period*	$5.64	$5.56

*  Expenses are equal to the Fund's annualized expense ratio of 1.09%, multiplied by the average account value over the period and prorated for the six-months ended December 31, 2017 (184/365 days).

FPA CRESCENT FUND
PRIVACY POLICY

The Fund considers customer privacy to be an essential part of its investor relationships and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former investors' non-public personal information. The Fund has developed policies that are designed to protect this confidentiality, while permitting investor needs to be served.

Obtaining Personal Information

While providing investors with products and services, the Fund and certain service providers, such as the Fund's Transfer Agent and/or Administrator, may obtain non-public personal information about investors, which may come from sources such as (i) account applications, subscription agreements and other forms, (ii) written, electronic or verbal correspondence, (iii) investor transactions, (iv) an investor's brokerage or financial advisory firm, financial advisor or consultant, and/or (v) from information captured on applicable websites. The non-public personal information that may be collected from investors may include the investor's name, address, tax identification number, birth date, investment selection, beneficiary information, and possibly the investor's personal bank account information and/or email address if the investor has provided that information, as well as the investor's transaction and account history with the Fund or other investment companies advised by First Pacific Advisors, LLC.

Respecting Your Privacy

The Fund does not disclose any non-public personal information provided by investors or gathered by the Fund to third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Fund. Non-affiliated companies may from time to time be used to provide certain services, such as maintaining investor accounts, preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. In many instances, the investors will be clients of a third party, but the Fund may also provide an investor's personal and account information to the investor's respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Fund reserves the right to report or disclose personal or account information to third parties in circumstances where the Fund believes in good faith that disclosure is required or permitted under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by the Fund in which an investor has invested. In addition, the Fund may disclose information about an investor or an investor's accounts to a third party at the investor's request or with the consent of the investor.

Procedures to Safeguard Private Information

The Fund is committed to its obligation to safeguard investor non-public personal information. In addition to this policy, the Fund has implemented procedures that are designed to limit access to an investor's non-public personal information to internal personnel who require the information to complete tasks, such as processing transactions, maintaining client accounts or otherwise providing services the investor requested. Physical, electronic and procedural safeguards are in place to guard an investor's non-public personal information.

Information Collected from Websites

Websites maintained by the Fund or its service providers may use a variety of technologies to collect information that helps the Fund and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as "cookies") allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. If you are a registered user of the Fund's and/or its service providers' website,

FPA CRESCENT FUND
PRIVACY POLICY

Continued

the Fund, its service providers or third party firms engaged by the Fund or its service providers, may collect or share information submitted by you, which may include personally identifiable information. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Fund does not look for web browser "do not track" requests.

Changes to the Privacy Policy

From time to time, the Fund may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

Revised: February, 2018

FPA CRESCENT FUND
TRUSTEE AND OFFICER INFORMATION

(Unaudited)

Name, Address(1) and Year of Birth	Position(s) With Fund Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships

Independent Trustees

Allan M. Rudnick – 1940†	Trustee and Chairman* Years Served: 6	Private Investor. Formerly Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007.	7
Sandra Brown – 1955†	Trustee* Years Served: 1	Consultant. Formerly CEO and President of Transamerica Financial Advisers, Inc., 1999 to 2009; President, Transamerica Securities Sales Corp. 1998 to 2009; VP, Bank of America Mutual Fund Administration 1990 to 1998.	7
Mark L. Lipson – 1949†	Trustee* Years Served: 2	Consultant. ML2Advisors, LLC. Formerly Managing Director, Bessemer Trust (2007- 2014) and US Trust (2003-2006); Founder, Chairman and CEO of the Northstar Mutual Funds (1993-2001).	7
Alfred E. Osborne, Jr. – 1944†	Trustee* Years Served: 14	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	7	Wedbush, Inc., Nuverra Environmental Solutions, Inc., and Kaiser Aluminum, Inc.
A. Robert Pisano – 1943†	Trustee* Years Served: 4	Consultant. Formerly President and Chief Operating Officer of the Motion Picture Association of America, Inc. from 2005 to 2011.	7	Entertainment Partners, and Resources Global Professionals
Patrick B. Purcell – 1943†	Trustee* Years Served: 10	Retired. Formerly Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures from 1983 to 1998.	7

Interested Trustees(2)

J. Richard Atwood – 1960	Trustee* and President Years Served: 14	Managing Partner of the Adviser.	7
Steven Romick – 1963	Trustee,* Vice President & Portfolio Manager Years Served: 23	Managing Partner of the Adviser.	2

FPA CRESCENT FUND
TRUSTEE AND OFFICER INFORMATION

(Unaudited) Continued

Name, Address(1) and Year of Birth	Position(s) With Fund Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships

Officers

Mark Landecker – 1975	Vice President & Portfolio Manager Years Served: 4	Partner of the Adviser (since 2013). Formerly Managing Director (2013) and Senior Vice President (2009 to 2012) of the Adviser.
Brian Selmo – 1977	Vice President & Portfolio Manager Years Served: 4	Partner of the Adviser (since 2013). Formerly Managing Director (2013) and Vice President (2008 to 2012) of the Adviser.
David C. Lebisky – 1972	Chief Compliance Officer Years Served: <1

President of Lebisky Compliance Consulting LLC (since October 2015). Consultant, Duff & Phelps Compliance Consulting (since 2016). Senior Consultant, Freeh Group International Solutions, LLC (a global risk management firm) (since 2015). Formerly, Director of Regulatory Administration, Scotia Institutional Investments US, LP (2010 to 2014).

E. Lake Setzler – 1967	Treasurer Years Served: 10	Senior Vice President and Controller of the Adviser.
Francine S. Hayes – 1967	Secretary Years Served: 2	Vice President and Senior Counsel of State Street Bank and Trust Company

(1)  The address for each Trustee and each Officer (except Ms. Hayes) is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025. Ms. Hayes' address is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.

(2)  "Interested person" within the meaning of the 1940 Act by virtue of his affiliation with the Fund's Adviser.

*  Trustees serve until their resignation, removal or retirement.

†  Audit Committee member

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (800) 982-4372.

(This page has been left blank intentionally.)

FPA CRESCENT FUND

(Unaudited)

INVESTMENT ADVISER

First Pacific Advisors, LLC
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025

TRANSFER & SHAREHOLDER
SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175

or

235 West Galena Street
Milwaukee, WI 53212-3948

(800) 638-3060

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
Boston, Massachusetts

TICKER SYMBOL: FPACX
CUSIP: 30254T759

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212-3948

LEGAL COUNSEL

Dechert LLP
San Francisco, California

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA CRESCENT FUND, and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

The Fund's complete proxy voting record for the 12 months ended June 30, 2017 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 551-8090. To obtain Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

FPA International Value Fund

Annual Report

December 31, 2017

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

FPA INTERNATIONAL VALUE FUND
LETTER TO SHAREHOLDERS

Dear Fellow Shareholders,

During the fourth quarter of 2017, our Fund returned 2.59% (in U.S. currency), versus 5.00% for the MSCI All Country World Index (ex-U.S.) (Net) (the "Index"). For the year 2017, the Fund returned 27.12%, compared to 27.19% for the Index. Most importantly, since inception on Dec. 1, 2011, the Fund has appreciated by an annualized rate of 9.58%, net of fees and expenses, against 8.09% for the Index.

For the year ended December 31, 2017, the Fund's expense ratio was 1.29%.

In addition, cash and equivalent holdings accounted for over 28% of the Fund's assets at the end of the year. Our cash exposure averaged over 30% over the quarter, and just under 35% over the course of the year. Since inception, it has averaged around 33%, and fluctuated from less than 12% to more than 40%, depending on the availability of suitable investment opportunities in the market.

Quarterly and annual performance

Our stock holdings returned just over 4% in the fourth quarter. For the full year, they returned more than 43%. This compares positively to their annualized return of 16% since the inception of the Fund, which in turn compares positively to roughly 8% for the Index over the same period.

The end of the year proved an incredible time for the Fund, similar to what we experienced in 2015. After leading the Index for most of the year, the Fund's performance couldn't keep up with the strong market rally that developed in the last few weeks of the year, presumably driven by the adoption of U.S. tax reforms. To put things in perspective, after having over-performed through most of the year, our Fund was still more than 340bps ahead of the Index by Dec. 6. From there, the Fund proceeded to generate only slightly positive performance while the Index ran up 3.6% in the last 16 trading days of the year, equal to an annualized return of roughly 75%. This is quite an exceptional rise, considering that we are now in the eighth year of the recovery, and that the Index has compounded about 13% since the bottom of the financial crisis in March 2009.

The Fund's tepid relative performance in the last couple of weeks of the year is in part a function of having sold in previous quarters, and having continued to sell through the period, several of the names that had contributed to the recent positive performance. At the same time, we identified multiple new investment opportunities and made several portfolio additions, which generally had not yet made meaningful contributions to the Fund's returns by the end of the year; or even had a negative impact on performance. These new additions also explain why cash exposure actually went down in the last three months of the year.

This quarter, cyclical names like Fenner, KSB, and to a lesser degree, Skellerup, once again contributed positively to the Fund's returns. Technology holdings like Amadeus, Koh Young Technology, and Worldpay were another key driver of performance. Lastly, British holdings such as Avon Rubber, LSL, and Volution continued to experience positive momentum.

On the other hand, roughly half of the negative contribution for the period came from more recent additions to the portfolio, including Fomento Economico Mexicano, G8 Education, and Compagnie de Saint Gobain. It is not unusual for newly purchased stocks to be experiencing downward price pressure. Additionally, some unrelated holdings like Ryanair, Totvs, and WPP AUNZ continued to suffer from the negative sentiments discussed in past commentaries.

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FPA INTERNATIONAL VALUE FUND
LETTER TO SHAREHOLDERS

(Continued)

For further details on the Fund's performance this year, we provide the following analysis:

YTD 2017 Winners[1]	Performance Contribution	YTD 2017 Losers	Performance Contribution
Keywords Studios	3.90%	Signet Jewelers	-0.33%
Purplebricks Group	3.30%	G8 Education	-0.28%
Fenner plc	2.24%	Safilo Group	-0.27%

In 2017, as in the previous year, the Fund benefitted from a recovery in some of the cyclical industrial and consumer discretionary names we bought starting in the later part of 2014. At the time, their share prices were under pressure due to the slowing Chinese economy and its impact on emerging markets growth and commodity demand. Another positive contributor was our British holdings, many of which we purchased following the Brexit vote and into the subsequent correction in the UK market, which occurred in the early part of the third quarter of 2016. Lastly, the Fund benefitted from highly successful individual investments, such as Keywords, and the good performance of our Investment Technology holdings.

There were few detractors to performance in 2017. For the most part, negative contributions came from recently built positions, and in particular our recent investments in advertising agencies, which continue to experience negative sentiment, as they grapple with the impact of digital marketing on their business.

Key performers

Our worst-performing holding this quarter was a position we have been building in recent weeks, and elected not to disclose at this time. The worst-performing disclosed holding was G8 Education, with a share price down 17.02% (in U.S. currency).2

Based in Australia, G8 is one of the country's largest operators of childcare centers. The company is one of the most recent additions to our portfolio. In recent months, G8 has experienced weaker performance following the complete overhaul of its management team and significant subsequent transformation initiatives, along with deteriorating occupancy levels in the face of excess supply coming into the market. In the short term, we expect the business to remain under pressure as it works through some of these challenges, and as a new government scheme for all-day childcare subsidies comes into effect in 2018.

Our best-performing holding was Avon Rubber, with a share price up 31.28% (in U.S. currency).3

Based in the UK, Avon operates two distinct businesses. In its Protection & Defense division, the group is a leading provider of gas masks and associated spare parts to the military. In Dairy, it is a leading manufacturer of dairy liners. In the past, Avon had suffered from the combination of two negative factors. On the protection

1  Reflects the top contributors and top detractors to the Fund's performance based on contribution to return for the quarter and year. Contribution is presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. Note that Signet Jewelers and Safilo Group were no longer holdings in the Fund as of 12/31/17.

2  Worst performer based on the percentage of G8 Education's share price change from 9/30/17 to 12/31/17 in U.S. currency. This share price change may not equate with the performance of the holding in the Fund's portfolio. As of 12/31/17, G8 Education represented 3.1% of the Fund's total assets.

3  Best performer based on the percentage of Avon Rubber's share price change from 9/30/17 to 12/31/17 in U.S. currency. This share price change may not equate with the performance of the holding in the Fund's portfolio. As of 12/31/17, Avon Rubber represented 2.2% of the Fund's total assets.

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FPA INTERNATIONAL VALUE FUND
LETTER TO SHAREHOLDERS

(Continued)

side, they had to manage the transition of a large contract with the U.S. Department of Defense from procurement to sustainment status. On the dairy side, Avon was negatively impacted by the downturn in milk prices. More recently, the group has expanded into new geographies, new end-markets, and successfully rolled out new products in both areas, which has positively contributed to performance.

Portfolio activity

We made several new purchases in the fourth quarter, including Ambev, Edenred, Fomento Economico Mexicano, and Frutarom. Most of these holdings were added to the portfolio following our research trip to Latin America last summer. In previous commentaries, we had mentioned the possibility of compelling investment opportunities in the region as a function of political and economic woes, together with uncertainty associated with the NAFTA renegotiation process.

Based in Brazil, Ambev is the country's leading beer company. It is also Pepsi's exclusive bottler in this market. Based in France, Edenred is one of the world's leading prepaid corporate vouchers company. Typically, these vouchers are used for restaurant meals. The group has recently expanded into adjacent services such as expense management. While Edenred operates globally, Brazil is the group's largest market by revenue. Based in Mexico, Fomento Economico Mexicano operates the country's leading chain of convenience stores. A couple of years ago, the group added pharmacies to its portfolio, and more recently, it also added gas stations. Additionally, Fomento is the majority owner of Coca-Cola Femsa, the world's largest franchise bottler of Coca-Cola's trademarks beverages. Lastly, Frutarom, which is based in Israel, is one of the world's leading flavor and fine ingredients companies.

We also liquidated some positions during the period, including our holding of ALS, Baidu, Koh Young Technology, and Publicis. For the most part, these stocks had reached our estimates of intrinsic value, and no longer offered the margin of safety4 that is required for us to remain invested. We continue to view these companies as suitable for the strategy, and in many cases as very high-quality companies that we would be happy to own again at the right price.

In the case of Publicis, our decision to sell the stock reflected the work we have continued to do on the structural headwinds the business is facing, and how we value advertising companies in that context. It also reflected our assessment of the new management team, and some of the more recent acquisitions made by the group. Lastly, we took into account our more recent investments in the sector, including WPP and WPP AUNZ, which share commonalities with Publicis, and need to be considered as a cluster of holdings, as well as individual positions in the Fund.

Top holdings

Net of the above transactions, the portfolio remained generally focused on the best opportunities at the end of the year, as we held 33 disclosed positions.

The top 10 positions accounted for roughly 30% of assets, and more than 40% of the invested portion. The top five accounted for around 15% of assets, and more than 20% of the invested portion. We recognize that the portfolio at this point is less "top-heavy" than at any other time. Looking at our individual holdings, we would argue the Fund is less focused than at any time since its inception. This is a function of how rare deeply

4  Buying with a "margin of safety," is when a security is purchased for less than its estimated value. This helps protect against permanent capital loss in the case of an unexpected event or analytical mistake. A purchase made with a margin of safety does not guarantee the security will not decline in price.

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FPA INTERNATIONAL VALUE FUND
LETTER TO SHAREHOLDERS

(Continued)

discounted stocks have been, and how rapidly discounts can unwind in the current market environment. In that context, there typically are no outliers in the portfolio, so positions are generally smaller, and the level of concentration at the top is lower.

Among our holdings, we would highlight Fenner and Totvs. We chose these two companies not only because they were some of the largest positions in the Fund at the end of the year, but also because they have been long standing investments.5 We believe they offer helpful additional insight into how we think as investors.

Based in the UK, Fenner is the world's leading player in the concentrated market for conveyor belts. While structurally sound, this business is exposed to mining, and suffered dramatic organic decline in volumes in the recent industry downturn. In addition, Fenner is involved in a number of small businesses that together make up their AEP segment, which now accounts for more than two-thirds of the group's profits. A meaningful portion of AEP stems from a high-growth, high-return medical business that would command high valuations on a standalone basis. Part of AEP's business is exposed to oil & gas, and therefore some of these businesses have experienced material headwinds. Overall, Fenner's profits are now still more than 50% below peak. Yet the company's returns are trending in the mid-teens, along with a cash conversion rate well in excess of 100%, in large part because management has been focused on extracting efficiencies and maximizing asset utilization. This also helps keep net debt-to-EBITDA6 below 1.5x. Fenner's management has a long history with the group, and is deeply committed to its long-term success. However, at the end of the year, Fenner's stock was still down around 20% from its five-year peak, despite a 265% recovery (in U.S. currency) from its trough in early 2016. It traded at just over 9x 2019 normalized profits and high-single-digit free cash flow yields. It also has further room to recover from the recent industry downturn, and offers some attractive portfolio value-realization opportunities.

Based in Brazil, Totvs is the country's leading provider of enterprise software solutions. It typically targets small- and medium-sized enterprises. Given its domestic focus, the business has been negatively impacted by the sharp economic downturn, along with inflationary pressure on both wages and taxes. Totvs is also going through the integration of recently acquired Bematech, along with a reorganization of its own. Lastly, it has been transitioning from selling upfront licenses to subscriptions. This confluence of challenges has put significant downward pressure on results, which in turn has hurt Totvs' share price because of the market's short-term focus. The decline has been further aggravated by weakness in the national currency. While conditions remain challenging for now, the company is only halfway through a four-year business transition that started in 2015. Longer term, we believe the new subscription model should prove value-enhancing for the company, and we anticipate that the macro environment will improve. More fundamentally, Totvs remains a high-quality business, with a dominant position in a market that is both difficult to penetrate and constantly changing. Its solutions are high value-added and a must-have for users. In the past, it consistently generated double-digit sales growth and margins above 20%. Despite the sharp downturn, the business still generates returns close to 30% and positive free cash flow. Lastly, the CEO has an exceptional track record in the industry, and remains a large shareholder. Even so, at the end of the year, Totvs' stock was still down more than 50% from its five-year high, despite a recovery of close to 50% (in U.S. currency) since its trough in late 2016. It traded at less than 9x post-transition normalized profits and high-single-digit free cash flow yields.

5  They have been in the Fund for longer than any of the other top 10 holdings.

6  Earnings Before Depreciation and Amortization.

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FPA INTERNATIONAL VALUE FUND
LETTER TO SHAREHOLDERS

(Continued)

Portfolio profile

Looking at the portfolio from a top-down perspective, at the end of the year our selected group of holdings presented a weighted average discount to intrinsic value of 26%, up slightly from the end of the third quarter.7 This is the product of our relentless efforts to find new opportunities, even as we have monetized many positions. While we have been effective at protecting the portfolio discount in the past nine months, we need to emphasize how difficult it has become to find new ideas at this point.

The Fund's median capitalization size went up further in the period and stood at $7 billion at year-end, and so did the weighted average, which reached $28 billion. However, we do not consider a company's size to be a relevant criterion from an investment perspective. We are invested across a wide range of market capitalization sizes, from just under $300 million to well over $100 billion. Similarly, we are indifferent regarding which sector a company operates in, or where it happens to be domiciled.

Looking at the Fund's geographic profile, roughly half of the assets remained invested in companies domiciled in Europe, with over 20% in the UK. Most of remaining exposure was toward Northern Europe, primarily France, Germany, Ireland, and Switzerland. Emerging markets accounted for just under 13% of assets, with another 7% in Australia and New-Zealand. We had no exposure to Japan.

From a sector standpoint, the Fund remained geared toward Industrials, which accounted for more than 25% of assets at year end. As we highlighted in past commentaries, we often migrate toward businesses that are cash generative and not very capital intensive. Those primarily include service-type businesses and consumer goods companies, with Discretionary and Staples together rising in the past few months to become the Fund's second-largest exposure, at roughly 20% of assets. Lastly, we continue to have significant investments in enterprise resource planning software providers, such as Totvs and SAP. They still account for a sizeable portion of our exposure to Information Technology. However, Information Technology's overall contribution to the portfolio has come down in the past few months, as we sold several holdings in this sector that had performed strongly. At year end, the Fund's exposure to technology was below 15%.

That said, we find GICS classifications to be of limited relevance. Page Group, for instance, is a provider of recruitment services, yet is classified as Industrial. GICS's sector definitions are too broad to give a meaningful picture of our underlying holdings. In reality, the Fund has exposure to a broad range of different businesses. More importantly, it has little exposure to highly cyclical businesses (such as car manufacturers), and low exposure to the credit cycle and financially levered companies (such as banks). As mentioned earlier, it is also diversified across sectors and geographies, and in markets that we think have limited correlation. Last, we believe many of our holdings have unique secular dynamics that make them more predictable, and more likely to successfully work through short-term economic challenges.

While it is impossible to predict how individual stocks would respond to the next downturn, we believe that this diversity, along with the quality of our holdings, positions us well for any potential dislocation. To this, of course, we need to add the cash element. There are many potential benefits to holding cash. At a basic level, it means that positive returns can be monetized, and that no business risk is taken-on without the prospect of a sizeable upside. It also offers flexibility to buy when others are selling. Lastly, cash can be a powerful driver of performance through the cycle.

7  Intrinsic value refers to the value of a company, stock, currency or product determined through fundamental analysis without reference to its market value. At both June 30 and Sept. 30, 2017, the weighted average discount to intrinsic value of the Fund's investments was roughly 25%.

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FPA INTERNATIONAL VALUE FUND
LETTER TO SHAREHOLDERS

(Continued)

For example, to illustrate the impacts of cash on any portfolio, a hypothetical fund with 30% cash would over-perform by 1200bps in a market down 40% (with the invested portion mirroring the market). Additionally, assuming it deployed that cash following the 40% correction, that same hypothetical fund would over-perform by 20% in a full market recovery. A fully invested fund, on the other end, would see no gain at all through this cycle. In fact, we would argue that given the vast amounts of private equity money waiting on the sidelines, a fully invested fund would likely see some of its investments "taken under" in the downturn and thus, be monetizing at least some portion of the 40% loss, with little chance of ever recouping it. The foregoing is not intended to project how our Fund will perform, but is merely an explanation of how the use of cash can impact any portfolio performance under the circumstances described.

"Total exuberance"

At this point in the cycle, commenting on what lies ahead seems an impossible task, and one of little use. It is like preaching to the pews. Any intelligent investor with remotely adequate incentives (or some sort of moral compass) can recognize that markets around the world have reached a point of "total exuberance", but few are willing or able to adjust their approach to this market reality.

We believe this is in fact the worst environment we have seen in our "short" twenty-year career. Incidentally, we can't help but smile at this notion, since we suspect many industry participants may have never seen a downturn. Unlike previous cycles when excesses were limited to some asset classes, geographies, or sectors, irrational expectations and valuations can be found across the board this time. This is why we use the term "total exuberance," by analogy with "total war," which describes a military conflict in which contenders are willing to make unlimited sacrifices to overcome the other parties.

At a macro level, a casual newspaper reader can see where we stand. Governments have used most of the tools available to them to unsustainable extremes in order to boost economic growth, from taking on a wide range of large liabilities onto their balance sheets, to making capital widely and freely available, to limiting regulations (or at least their enforcement), to cutting taxes. Consumer confidence has returned, sending savings rates to multi-decade lows, and pushing up household debt. Business activity seems to be reaching the limit of how much it can benefit from these efforts after several years of improving performance, the rise of "mega-corporations," and unusually high levels of "zombie companies" in operation. Deal-making activity has been running high, and leveraged loans are hitting records.

Prices have rallied and stretched to levels not seen since the 1920s and the 1950s. To use the United States as a reference, in 2017 the S&P 500 delivered its first "perfect" year8 since 1928, and it has posted positive total returns for the most months in a row since 1959. Global markets have also posted some of their longest winning streaks in history. Excesses are apparent in things like Bitcoin, up 15x in one year, or a small beverage company that gained 203% after changing its name to Long Blockchain Corp. Beyond such striking examples, valuations appear to reflect disruptiveness, new technologies, or some affection for social changes, rather than a business' ability to generate and grow free cash flow.

From a bottom-up standpoint, which is how we look at things, what we see is that businesses are several years into a recovery, with positive momentum strengthening. Yet no estimates appear to consider the possibility of a downturn in the next three to five years. We recently spent two weeks travelling through Europe, including in Germany, the Netherlands, Italy, and Spain. We met with over 40 senior executives across a broad range of

8  The S&P 500 delivered positive returns every month, including dividends.

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FPA INTERNATIONAL VALUE FUND
LETTER TO SHAREHOLDERS

(Continued)

sectors. "Inconsequence" seems to be the dominant mindset amongst them, with most managers spending aggressively, both at an operating and at a capital level, often under the cover of things like "AI", "Industry 4.0", or "the Internet-of-things," and with little consideration for expected returns or associated risks. Investing seems like a foregone conclusion for most, as markets applaud any new growth initiative, and debt is refinanced at rates close to zero, regardless of the nature of the business.

Additionally, many management teams are now adopting the perceived agenda of their new core shareholders, the financially mindless passive strategies. A newly defined "value-based" approach seems to be taking shape that embraces themes like climate change or gender equality, as dictated by these new institutional owners, instead of the notion of Economic Value Added. For all the merits of such causes, subjecting a corporation to social and political goals first has always been a detriment to value creation and shareholder returns.

Lastly, we find that most of the companies we visited are trading in the high teens, if not in excess of 20x forward operating profits, on unquestioning expectations and free cash flow yields in very low single digits, irrespective of what they do. Multiples seem more correlated to market capitalization size and the liquidity of a stock, than to the fundamentals of the underlying business. This is particularly alarming when one considers the average lifecycle of a listed company. We were recently reminded by one of our peers that, as highlighted in Geoffrey West's recent book, "Scale," 78% of U.S. companies have died since 1950, with only 5% of newly listed companies still in existence after 30 years.

Prospects

Surprisingly enough, we are still able to find genuine opportunities in all this exuberance. What it takes is countless hours spent on the road, talking to industry participants on the ground, turning many stones over and over again, and trying to find differentiated angles that more superficial investors may not see yet. The benefit of our relatively small size, our benchmark-agnostic, "go anywhere" approach, and the concentrated nature of our strategy, is that it only takes a few good new ideas to drive performance.

That said, the prevalent trend is the continued increase in the prices of our holdings along with the rest of the market, and consistent with our investment discipline, the continued monetization of past investments. In turn, this is likely to translate into a further increase in the Fund's cash exposure, which could negatively impact relative performance in the short term.

As mentioned in the past, we recognize that markets might prove us wrong for many months to come. Regardless, we will continue to make decisions as we have always done, based on our investment objectives and what we believe is right for our fellow shareholders. More than ever, our focus will remain on protecting capital. Over a multi-year period, we believe this will prove to be the right thing to do to build wealth while also minimizing the fundamental risks associated with equity investing.

7

FPA INTERNATIONAL VALUE FUND
LETTER TO SHAREHOLDERS

(Continued)

Team update

Lastly, we were pleased to welcome John Harris, who joined our team at the end of the year. John was a research analyst at Brandes Investment Partners for nearly 6 years. He is a CFA charter holder and earned a bachelor's degree in Business Economics at the University of California, Santa Barbara.

We thank you, as always, for your confidence, and we look forward to continuing to serve your interests as shareholders of the FPA International Value Fund.

Respectfully submitted,

Pierre O. Py
Portfolio Manager
December 31, 2017

The discussions of Fund investments represent the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on our current expectations, they are considered "forward-looking statements" which may or may not prove to be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

8

FPA INTERNATIONAL VALUE FUND

HISTORICAL PERFORMANCE

(Unaudited)

Change in Value of a $10,000 Investment in FPA International Value Fund vs. MSCI ACWI ex-USA Index for the Period December 1, 2011 to December 31, 2017

The MSCI ACWI ex-USA Index is a float-adjusted market capitalization index that is designed to measure the combined equity market performance of developed and emerging market countries excluding the United States. This index does not reflect any commissions or fees which would be incurred by an investor purchasing the stocks it represents. The performance of the Fund and of the Index is computed on a total return basis which includes reinvestment of all distributions, if any.

Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. This data represents past performance and investors should understand that investment returns and principal values fluctuate, so that when you redeem your investment may be worth more or less than its original cost. Current month-end performance data can be obtained by visiting the website at www.fpafunds.com or by calling toll-free, 1-800-982-4372. Information regarding the Fund's expense ratio and redemption fees can be found on pages 17 and 20. The Prospectus details the Fund's objective and policies, sales charges, and other matters of interest to prospective investors. Please read the Prospectus carefully before investing. The Prospectus may be obtained by visiting the website at www.fpafunds.com, by email at crm@fpafunds.com, toll-free by calling 1-800-982-4372 or by contacting the Fund in writing.

9

FPA INTERNATIONAL VALUE FUND
PORTFOLIO SUMMARY

December 31, 2017

Common Stocks		71.6%
Packaged Food	7.3%
Flow Control Equipment	5.9%
Beverages	5.9%
Application Software	5.4%
Internet Based Services	5.4%
Advertising & Marketing	3.9%
Airlines	3.2%
Educational Services	3.2%
Professional Services	3.1%
Other Commercial Services	2.9%
Construction & Mining Machinery	2.8%
Non Wood Burning Materials	2.8%
Comml & Res Bldg Equip & Sys	2.7%
Other Common Stocks	2.6%
Banks	2.4%
Defense Primes	2.2%
Consumer Finance	1.9%
Other Spec Retail — Discretionary	1.8%
Medical Equipment	1.3%
Industrial Distribution & Rental	1.2%
Health Care Supplies	1.1%
Infrastructure Software	0.9%
Real Estate Services	0.9%
Aircraft & Parts	0.8%
Short-term Investments		26.9%
Other Assets And Liabilities, Net		1.5%
Net Assets		100.0%

10

FPA INTERNATIONAL VALUE FUND
PORTFOLIO OF INVESTMENTS

December 31, 2017

COMMON STOCKS	Shares	Fair Value
PACKAGED FOOD — 7.3%
Alicorp SAA (Peru)	1,702,191	$5,564,603
Frutarom Industries Ltd. (Israel)	78,334	7,340,499
Nestle SA (Switzerland)	66,360	5,705,383
		$18,610,485
FLOW CONTROL EQUIPMENT — 5.9%
KSB AG (Preference Shares) (Germany)	10,410	$6,345,139
Skellerup Holdings Ltd. (New Zealand)	2,864,478	3,755,604
Sulzer AG (Switzerland)	41,528	5,037,313
		$15,138,056
BEVERAGES — 5.9%
Ambev SA (Brazil)	824,708	$5,293,347
Britvic plc (Britain)	487,316	5,348,008
Fomento Economico Mexicano SAB de CV (Mexico)	471,981	4,439,082
		$15,080,437
APPLICATION SOFTWARE — 5.4%
Amadeus IT Group SA (Spain)	41,725	$3,002,634
SAP SE (Germany)	27,004	3,021,078
TOTVS SA (Brazil)	865,346	7,797,532
		$13,821,244
INTERNET BASED SERVICES — 5.4%
Just Eat plc (Britain) (a)	669,422	$7,041,135
Scout24 AG (Germany)	164,030	6,685,193
		$13,726,328
ADVERTISING & MARKETING — 3.9%
WPP AUNZ Ltd. (Australia)	6,707,574	$4,814,900
WPP plc (Britain)	283,610	5,123,625
		$9,938,525
AIRLINES — 3.2%
Ryanair Holdings plc (Ireland) (a)	448,799	$8,040,309
EDUCATIONAL SERVICES — 3.2%
G8 Education Ltd. (Australia)	3,035,554	$8,029,188
PROFESSIONAL SERVICES — 3.1%
Pagegroup plc (Britain)	1,248,607	$7,867,422

11

FPA INTERNATIONAL VALUE FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

COMMON STOCKS — Continued	Shares	Fair Value
OTHER COMMERCIAL SERVICES — 2.9%
Edenred (France)	251,445	$7,279,298
CONSTRUCTION & MINING MACHINERY — 2.8%
Fenner plc (Britain)	1,345,394	$7,261,398
NON WOOD BURNING MATERIALS — 2.8%
Cie de Saint-Gobain (France)	131,910	$7,259,828
COMML & RES BLDG EQUIP & SYS — 2.7%
Volution Group plc (Britain)	2,490,285	$6,892,634
BANKS — 2.4%
AIB Group plc (Ireland)	909,892	$6,004,533
DEFENSE PRIMES — 2.2%
Avon Rubber plc (Britain)	342,009	$5,628,900
CONSUMER FINANCE — 1.9%
Worldpay Group plc (Britain)	827,988	$4,751,485
OTHER SPEC RETAIL — DISCRETIONARY — 1.8%
Luxottica Group SpA (Italy)	74,070	$4,545,846
MEDICAL EQUIPMENT — 1.3%
Koninklijke Philips NV (Netherlands)	90,880	$3,431,504
INDUSTRIAL DISTRIBUTION & RENTAL — 1.2%
Ashtead Group plc (Britain)	113,362	$3,040,536
HEALTH CARE SUPPLIES — 1.1%
Essilor International SA (France)	20,220	$2,785,132
INFRASTRUCTURE SOFTWARE — 0.9%
Oracle Corporation	49,710	$2,350,289
REAL ESTATE SERVICES — 0.9%
LSL Property Services plc (Britain)	611,450	$2,309,475

12

FPA INTERNATIONAL VALUE FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

COMMON STOCKS — Continued	Shares or Principal Amount	Fair Value
AIRCRAFT & PARTS — 0.8%
Meggitt plc (Britain)	308,903	$2,005,817
OTHER COMMON STOCKS (b) — 2.6%		$6,666,025
TOTAL COMMON STOCKS — 71.6% (Cost $158,771,276)		$182,464,694
TOTAL INVESTMENT SECURITIES — 71.6% (Cost $158,771,276)		$182,464,694
SHORT-TERM INVESTMENTS — 26.9%
State Street Bank Repurchase Agreement — 0.20% 1/2/2018 (Dated 12/29/2017, repurchase price of $68,707,527, collateralized by $72,330,000 principal amount U.S. Treasury Notes — 1.125% 2021, fair value $70,084,587)	$68,706,000	$68,706,000
TOTAL SHORT-TERM INVESTMENTS (Cost $68,706,000)		$68,706,000
TOTAL INVESTMENTS — 98.5% (Cost $227,477,276)		$251,170,694
Other Assets and Liabilities, net — 1.5%		3,715,801
NET ASSETS — 100.0%		$254,886,495

(a)  Non-income producing security.

(b)  As permitted by U.S. Securities and Exchange Commission regulations, "Other" Common Stocks include holdings in their first year of acquisition that have not previously been publicly disclosed.

Foreign Currency Exchange Contracts

Counterparty	Currency Bought		Currency Sold		Settlement Date	Valuation at December 31, 2017	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	2,499,522	AUD	3,209,000	3/21/2018	$2,503,443	$(3,920)
Barclays Bank PLC	USD	32,471,769	EUR	27,539,000	3/21/2018	33,195,904	(724,135)
Barclays Bank PLC	USD	13,274,313	GBP	10,300,000	3/21/2018	13,942,070	(667,757)
						$49,641,417	$(1,395,812)
Barclays Bank PLC	EUR	3,138,000	USD	3,769,679	3/21/2018	3,782,590	12,911
Barclays Bank PLC	GBP	8,551,000	USD	11,531,879	3/21/2018	11,574,625	42,746
						$15,357,215	$55,657
						$64,998,632	$(1,340,155)

See notes to financial statements.
13

FPA INTERNATIONAL VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investment securities — at fair value (identified cost $158,771,276)	$182,464,694
Short-term investments — repurchase agreements	68,706,000
Due from broker — OTC derivatives collateral	4,000,000
Foreign currencies at value (identified cost $810,509)	809,378
Cash	876
Receivable for:
Investment securities sold	616,716
Dividends and interest	979,890
Capital Stock sold	211,900
Unrealized gain on forward foreign currency contracts	55,657
Total assets	257,845,111
LIABILITIES
Payable for:
Investment securities purchased	1,080,649
Advisory fees	203,417
Capital Stock repurchased	69,750
Line of Credit	18,921
Accrued expenses and other liabilities	190,067
Unrealized loss on forward foreign currency contracts	1,395,812
Total liabilities	2,958,616
NET ASSETS	$254,886,495
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — no par value; unlimited authorized shares; 16,495,751 outstanding shares	$257,100,194
Accumulated net realized loss on investments	(24,933,099)
Accumulated net investment income	353,920
Unrealized appreciation of investments	22,365,480
NET ASSETS	$254,886,495
NET ASSET VALUE
Offering and redemption price per share	$15.45

See notes to financial statements.

14

FPA INTERNATIONAL VALUE FUND

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $318,252)	$3,278,356
Interest	198,350
Total investment income	3,476,706
EXPENSES
Advisory fees	2,892,063
Transfer agent fees and expenses	207,031
Trustee fees and expenses	180,629
Legal fees	172,896
Custodian fees	90,116
Audit and tax services fees	54,759
Reports to shareholders	53,070
Filing fees	20,211
Administrative services fees	15,583
Professional fees	14,078
Other	91,199
Total expenses	3,791,635
Reimbursement from Adviser	(60,880)
Net expenses	3,730,755
Net investment loss	(254,049)
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	51,356,260
Investments in Forward Foreign Currency Contracts	293,033
Foreign currency transactions	(53,314)
Net change in unrealized appreciation (depreciation) of:
Investments	24,049,900
Investments in Forward Foreign Currency Contracts	(4,963,825)
Translation of foreign currency denominated amounts	63,673
Net realized and unrealized gain	70,745,727
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$70,491,678

See notes to financial statements.

15

FPA INTERNATIONAL VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$(254,049)	$5,127,834
Net realized gain (loss)	51,595,979	(48,278,290)
Net change in unrealized appreciation	19,149,748	66,558,202
Net increase in net assets resulting from operations	70,491,678	23,407,746
Distributions to shareholders from:
Net investment income	(1,513,532)	(7,518,664)
Total distributions	(1,513,532)	(7,518,664)
Capital Stock transactions:
Proceeds from Capital Stock sold	76,148,593	52,007,623
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	1,391,833	6,955,825
Cost of Capital Stock repurchased	(153,905,878)*	(99,694,552)*
Net decrease from Capital Stock transactions	(76,365,452)	(40,731,104)
Total change in net assets	(7,387,306)	(24,842,022)
NET ASSETS
Beginning of Year	262,273,801	287,115,823
End of Year	$254,886,495	$262,273,801
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold	5,546,324	4,435,565
Shares issued to shareholders upon reinvestment of dividends and distributions	98,293	573,254
Shares of Capital Stock repurchased	(10,625,741)	(8,459,420)
Change in Capital Stock outstanding	(4,981,124)	(3,450,601)

*  Net of redemption fees of $2,340 and $13,931 for the year ended December 31, 2017 and year ended December 31, 2016, respectively.

See notes to financial statements.

16

FPA INTERNATIONAL VALUE FUND
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Year

	Year Ended December 31,
	2017	2016	2015	2014	2013
Per share operating performance:
Net asset value at beginning of year	$12.21	$11.52	$12.87	$14.45	$12.54
Income from investment operations:
Net investment income (loss)*	$(0.01)	$0.22	$0.07	$0.14	$0.10
Net realized and unrealized gain (loss) on investment securities	3.32	0.82	(0.86)	(1.45)	2.13
Total from investment operations	$3.31	$1.04	$(0.79)	$(1.31)	$2.23
Less distributions:
Dividends from net investment income	$(0.07)	$(0.35)	$(0.56)	$(0.16)	$(0.09)
Distributions from net realized capital gains	—	—	—	(0.11)	(0.23)
Total distributions	$(0.07)	$(0.35)	$(0.56)	$(0.27)	$(0.32)
Redemption fees	— **	— **	— **	— **	— **
Net asset value at end of year	$15.45	$12.21	$11.52	$12.87	$14.45
Total investment return***	27.12%	9.05%	(6.34)%	(9.19)%	18.00%
Ratios/supplemental data:
Net assets, end of year (in $000's)	$254,886	$262,274	$287,116	$468,001	$288,193
Ratio of expenses of average net assets:
Before reimbursement from Adviser	1.31%	1.28%	1.25%	1.22%	1.26%
After reimbursement from Adviser	1.29%	1.28%	1.25%	1.22%	1.26%
Ratio of net investment income to average net assets:
Before reimbursement from Adviser	(0.11)%	1.86%	0.50%	1.28%	0.76%
After reimbursement from Adviser	(0.09)%	1.86%	0.50%	1.28%	0.76%
Portfolio turnover rate	146%	93%	39%	84%	44%

*  Per share amount is based on average shares outstanding.

**  Rounds to less than $0.01 per share.

***  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

See notes to financial statements.

17

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS

December 31, 2017

NOTE 1 — Significant Accounting Policies

FPA International Value Fund (the "Fund"), a series of the FPA Funds Trust, is registered under the Investment Company Act of 1940, as a non-diversified, open-end management investment company. The Fund's primary investment objective is to seek above average capital appreciation over the long term while attempting to minimize the risk of capital loss. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the statement of operations. A detailed listing of outstanding currency transactions is included in the Portfolio of Investments, in Investment Securities in the Statement of Assets and Liabilities and in Disclosure of Fair Value Measurements.

C.  Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including; those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. Since the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Foreign investments, especially those of companies in emerging markets, can be riskier less liquid, harder to value, and more volatile than investments in the United States. Adverse

18

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Continued

political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to value the securities. Differences in tax and accounting standards, difficulties in obtaining information about foreign companies, restrictions on receiving investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations, can all add to the risk and volatility of foreign investments. The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets.

Risks Associated with Non-Diversification: The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of a more diversified fund.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding short-term investments) aggregated $273,145,342 for the year ended December 31, 2017. The proceeds and cost of securities sold resulting in net realized gains of $51,356,260 aggregated $340,172,133 and $288,815,873, respectively, for the year ended December 31, 2017. Realized gains or losses are based on the specific identification method.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

19

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Continued

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. For federal income tax purposes, the Fund had the following components of distributable earnings at December 31, 2017:

Unrealized Appreciation	$21,729,722
Capital Loss Carryforward	(22,968,713)
Late Year Ordinary and Post October Capital Loss Deferrals	(986,925)

The tax status of distributions paid during the fiscal years ended December 31, 2017 and 2016 were as follows:

	2017	2016
Dividends from ordinary income	$1,409,917	$7,518,664
Return of Capital	103,615	—

The cost of investment securities held at December 31, 2017, was $159,394,817 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments (excluding short-term investments) at December 31, 2017, for federal income tax purposes was $24,987,694 and $3,257,972, respectively resulting in net unrealized appreciation of $21,729,722. As of and during the year ended December 31, 2017, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

As of December 31, 2017, the Fund has $22,968,713 of long-term capital loss carryforwards which can be carried forward indefinitely.

During the year ended December 31, 2017, the Fund reclassified $239,720 from Accumulated Net Realized Gain to Accumulated Net Investment Income and $4,139,273 from Paid in Capital to Accumulated Net Investment Income to align financial reporting with tax reporting. These permanent differences are primarily due to differing book and tax treatment of foreign currency gains and losses, net operating losses and return of capital distributions.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement (the "Agreement"), advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 1.00% of the Fund's average daily net assets. The Adviser has contractually agreed to reimburse expenses in excess of 1.29% of the average net assets of the Fund (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) through April 30, 2018.

For the year ended December 31, 2017, the Fund paid aggregate fees and expenses of $180,629 to all Trustees who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

NOTE 6 — Redemption Fees

Effective June 26, 2017, the Board of Directors of the Fund approved the removal of the 2% redemption fee. Prior to that date, a redemption fee of 2% applied to redemptions within 90 days of purchase. For the year ended December 31, 2017, the Fund collected $2,340 in redemption fees. The impact of these fees is less than $0.01 per share.

20

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Continued

NOTE 7 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the NYSE. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Currency forwards are valued at the closing currency exchange rate which is not materially different from the forward rate. Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the

21

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Continued

assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of December 31, 2017:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Packaged Food	$5,564,603	$13,045,882	—	$18,610,485
Flow Control Equipment	15,138,056	—	—	15,138,056
Beverages	4,439,082	10,641,355	—	15,080,437
Application Software	7,797,532	6,023,712	—	13,821,244
Internet Based Services	—	13,726,328	—	13,726,328
Advertising & Marketing	4,814,900	5,123,625	—	9,938,525
Airlines	—	8,040,309	—	8,040,309
Educational Services	8,029,188	—	—	8,029,188
Professional Services	—	7,867,422	—	7,867,422
Other Commercial Services	—	7,279,298	—	7,279,298
Construction & Mining Machinery	7,261,398	—	—	7,261,398
Non Wood Burning Materials	—	7,259,828	—	7,259,828
Comml & Res Bldg Equip & Sys	6,892,634	—	—	6,892,634
Banks	6,004,533	—	—	6,004,533
Defense Primes	5,628,900	—	—	5,628,900
Consumer Finance	—	4,751,485	—	4,751,485
Other Spec Retail — Discretionary	4,545,846	—	—	4,545,846
Medical Equipment	—	3,431,504	—	3,431,504
Industrial Distribution & Rental	—	3,040,536	—	3,040,536
Health Care Supplies	—	2,785,132	—	2,785,132
Infrastructure Software	2,350,289	—	—	2,350,289
Real Estate Services	2,309,475	—	—	2,309,475
Aircraft & Parts	—	2,005,817	—	2,005,817
Other Common Stocks	—	6,666,025	—	6,666,025
Short-Term Investment	—	68,706,000	—	68,706,000
	$80,776,436	$170,394,258	—	$251,170,694
Forward Foreign Currency Contracts (currency risk)
Receivable	—	$55,657	—	$55,657
Payable	—	(1,395,812)	—	(1,395,812)
	—	$(1,340,155)	—	$(1,340,155)

22

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Continued

Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were transfers of $29,323,169 from Level 1 to Level 2 during the year ended December 31, 2017. The transfers between Level 1 and Level 2 of the fair value hierarchy during the year ended December 31, 2017, were due to changes in valuation of international equity securities from the exchange closing price to the fair value price.

Forward foreign currency contracts: Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Funds' transactions in forward foreign currency contracts are limited to transaction and portfolio hedging. The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered and could exceed the net unrealized value shown in the tables below. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Forward foreign currency contracts are valued daily at the foreign exchange rates as of the close of the New York Stock Exchange. Unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the foreign exchange rates at the end of the period is included in the Statement of Assets and Liabilities under the caption "Forward Foreign Currency Contracts." Realized gains and losses and the net change in unrealized appreciation (depreciation) on forward foreign currency contracts for the year are included in the Statement of Operations under the caption "Forward Foreign Currency Contracts." For the year ended December 31, 2017 the fund had average volume of forward foreign currency contracts (based on the open positions at each month end) for purchases and sales of $5,397,672 and $51,066,277, respectively.

NOTE 8 — Line of Credit

The Fund, along with FPA Paramount Fund, Inc. (another mutual fund managed by the Adviser) has collectively entered into an agreement that enables them to participate in a $50 million unsecured line of credit with State Street Bank and Trust. Borrowings will be made solely to temporarily finance the repurchase of Capital Stock. Interest is charged to each Fund based on its borrowings at a rate per annum equal to the Overnight LIBOR Rate plus 1.25%. In addition, the Fund and FPA Paramount Fund, Inc. pay a combined commitment fee of 0.25% per annum on any unused portion of the line of credit.

For the year ended December 31, 2017, the Fund had no borrowings under the agreement.

NOTE 9 — Collateral Requirements

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Portfolio of Investments. Generally, the amount of collateral due from or to a party is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

23

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Continued

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements. The following table presents the Fund's OTC derivative assets and master repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of December 31, 2017:

Counterparty	Gross Assets (Liabilities) in the Statement of Assets and Liabilities	Collateral Received (Pledged)		Assets (Liabilities) Available for Offset	Net Amount of Assets (Liabilities)*
State Street Bank and Trust Company:
Repurchase Agreement	$68,706,000	$68,706,000	**	—	—
Barclays Capital:
Forward foreign currency contracts Receivable	$55,657	—		$(55,657)	—
Barclays Capital:
Forward foreign currency contracts Payable	$(1,395,812)	—		$55,657	$(1,340,155)

*  Represents the net amount receivable (payable) from the counterparty in the event of default.

**  Collateral with a value of $70,084,587 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

24

FPA INTERNATIONAL VALUE FUND

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS OF FPA INTERNATIONAL VALUE FUND AND
THE BOARD OF TRUSTEES OF FPA FUNDS TRUST

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of FPA International Value Fund, a series of FPA Funds Trust, (the "Fund"), including the portfolio of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Los Angeles, California
February 20, 2018

We have served as the auditor of one or more of the investment companies managed by First Pacific Advisors, LLC since 2002.

25

FPA INTERNATIONAL VALUE FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

Approval of the Advisory Agreement. At a meeting of the Board of Trustees held on August 14, 2017, the Trustees approved the continuation of the advisory agreement between the Fund and the Adviser for an additional one-year period through September 30, 2018, on the recommendation of the Independent Trustees, who met in executive session on August 14, 2017 prior to the Board meeting to review and discuss the proposed continuation of the advisory agreement. The following paragraphs summarize the material information and factors considered by the Board and the Independent Trustees, as well as the Trustees' conclusions relative to such factors.

Nature, Extent and Quality of Services. The Board and the Independent Trustees considered information provided by the Adviser in response to their requests, as well as information provided throughout the year regarding the Adviser and its staffing in connection with the Fund, including the Fund's portfolio manager, the number and quality of analysts the Adviser has hired who are under the direct supervision of the Fund's portfolio manager, the scope of services supervised and provided by the Adviser, and the absence of any significant service problems reported to the Board. The Board and the Independent Trustees noted the experience, length of service and the outstanding reputation of the Fund's portfolio manager, Pierre O. Py, who has managed the Fund since its inception in 2011. The Board and the Independent Trustees concluded that the nature, extent and quality of services provided by the Adviser have benefitted and should continue to benefit the Fund and its shareholders.

Investment Performance. The Board and the Independent Trustees reviewed the overall investment performance of the Fund. They also received information from an independent consultant, Morningstar, regarding the Fund's performance relative to a peer group of international multi-cap core funds selected by Morningstar (the "Peer Group"). The Board and the Independent Trustees noted the Fund outperformed its Peer Group median for the one-year period, and underperformed for the three- and five-year period ending March 31, 2017. The Board also noted that the Fund outperformed the Fund's benchmark, MSCI All Country World Ex US, for both the one-year and five-year periods ending March 31, 2017, and underperformed for the three-year period. The Board and the Independent Trustees concluded that the Adviser's continued management of the Fund's investments should benefit the Fund and its shareholders.

Advisory Fees and Fund Expenses; Comparison with Peer Group and Institutional Fees. The Board and the Independent Trustees considered information provided by the Adviser regarding the Fund's advisory fees and total expense levels, noting that the Adviser had extended its waiver of a portion of the Fund's advisory fee in order to maintain a maximum limit of the Fund's expense ratio. The Board and the Independent Trustees reviewed comparative information regarding fees and expenses for the mutual fund industry generally and for the Peer Group. The Board and the Independent Trustees noted that the Fund's current management fee rate and total expense ratio each ranked above the average of those of the Peer Group. The Board and the Independent Trustees considered the fees charged by the Adviser for advising institutional accounts and the Adviser's discussion of the differences between the services provided by the Adviser to the Fund and those provided by the Adviser to the institutional accounts. The Board and the Independent Trustees concluded that the continued payment of advisory fees and expenses by the Fund to the Adviser was fair and reasonable and should continue to benefit the Fund and its shareholders.

Adviser Profitability and Costs. The Board and the Independent Trustees considered information provided by the Adviser regarding the Adviser's costs in providing services to the Fund, the profitability of the Adviser and the benefits to the Adviser from its relationship to the Fund. They reviewed and considered the Adviser's representations regarding its assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Adviser's largest operating cost, over-head and trading costs with respect to the provision of investment advisory services. The Independent Trustees discussed with the Adviser the general process through which individuals' compensation is determined and then reviewed by the management committee of the Adviser, as well as the Adviser's

26

FPA INTERNATIONAL VALUE FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) Continued

methods for determining that the compensation levels are at appropriate levels to attract and retain the personnel necessary to provide high quality professional investment advice. In evaluating the Adviser's profitability, they excluded certain distribution and marketing-related expenses. The Board and the Independent Trustees recognized that the Adviser is entitled under the law to earn a reasonable level of profits for the services that it provides to the Fund. The Board and the Independent Trustees concluded that the Adviser's level of profitability from its relationship with the Fund did not indicate that the Adviser's compensation was unreasonable or excessive.

Economies of Scale and Sharing of Economies of Scale. The Board and the Independent Trustees considered, and discussed at length with the Adviser, whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the fee rate is reasonable in relation to the Fund's asset levels and any economies of scale that may exist. While the Trustees noted that the Fund has experienced increases in its net assets since inception, they also considered the Adviser's representation that its internal costs of providing investment management services to the Fund have also significantly increased in recent years as a result of a number of factors, including the Adviser's substantial investment in additional professional resources and staffing. The Board and the Independent Trustees considered quantitative and qualitative information regarding the Adviser's representation that it has also made significant investments in: (1) one analyst, traders and other investment personnel who assist with the management of the Fund; (2) new compliance, operations, and administrative personnel; (3) information technology, portfolio accounting and trading systems; and (4) office space, each of which enhances the quality of services provided to the Fund. The Board and the Independent Trustees also considered that the Adviser had foregone the reimbursement for providing certain financial services that it had previously received from the Fund. The Board and the Independent Trustees also considered the Adviser's willingness to close funds to new investors when it believed that a fund may have limited capacity to grow or that it otherwise would benefit fund shareholders.

The Board and the Independent Trustees recognized that the advisory fee schedule for the Fund does not have breakpoints. They considered that many mutual funds have breakpoints in the advisory fee structure as a means by which to share in the benefits of potential economies of scale as a fund's assets grow. They also considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Trustees considered the Adviser's statement that it believes that breakpoints currently remain inappropriate for the Fund given the ongoing additional investments the Adviser is making in its business for the benefit of the Fund, uncertainties regarding the direction of the economy, and uncertainties regarding future growth or contraction in the Fund's assets, all of which could negatively impact the profitability of the Adviser. The Board and the Independent Directors also noted that the Adviser has contractually agreed to reimburse the Fund for Total Annual Fund Operating Expenses in excess of 1.29% of the average daily net assets of the Fund (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) through April 30, 2018. The Board and the Independent Trustees concluded that the Fund is benefitting from the ongoing investments made by the Adviser in its team of personnel serving the Fund and in the Adviser's service infrastructure, and that in light of these investments, the addition of breakpoints to the Fund's advisory fee structure was not warranted at current asset levels.

Ancillary Benefits. The Board and the Independent Trustees considered other actual and potential benefits to the Adviser from managing the Fund, including the acquisition and use of research services with commissions generated by the Fund, in concluding that the contractual advisory and other fees are fair and reasonable for the Funds. They noted that the Adviser does not have any affiliates that benefit from the Adviser's relationship to the Fund.

27

FPA INTERNATIONAL VALUE FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) Continued

Conclusions. The Board and the Independent Trustees determined that the Fund continues to benefit from the services of the Adviser's highly experienced portfolio manager and portfolio management team, which has produced outstanding returns since inception with low relative volatility. In addition, the Board and the Independent Trustees agreed that the Fund continues to receive high quality services from the Adviser. The Board and the Independent Trustees concluded that the current advisory fee rate is reasonable and fair to the Fund and its shareholders in light of the nature and quality of the services provided by the Adviser and the Adviser's profitability and costs. In reaching their conclusions, the Independent Trustees also noted their intention to continue monitoring the factors relevant to the Adviser's compensation, such as changes in the Fund's asset levels, changes in portfolio management personnel and the cost and quality of the services provided by the Adviser to the Fund. On the basis of the foregoing, and without assigning particular weight to any single factor, none of which was dispositive, the Board and the Independent Trustees concluded that it would be in the best interests of the Fund to continue to be advised and managed by the Adviser and determined to approve the continuation of the current Advisory Agreement for a one-year period through September 30, 2018.

SHAREHOLDER EXPENSE EXAMPLE

December 31, 2017 (Unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value June 30, 2017	$1,000.00	$1,000.00
Ending Account Value December 31, 2017	$1,091.50	$1,018.69
Expenses Paid During Period*	$6.81	$6.58

*  Expenses are equal to the Fund's annualized expense ratio of 1.29%, multiplied by the average account value over the period and prorated for the six-months ended December 31, 2017 (184/365 days).

28

FPA INTERNATIONAL VALUE FUND

PRIVACY POLICY

The Fund considers customer privacy to be an essential part of its investor relationships and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former investors' non-public personal information. The Fund has developed policies that are designed to protect this confidentiality, while permitting investor needs to be served.

Obtaining Personal Information

While providing investors with products and services, the Fund and certain service providers, such as the Fund's Transfer Agent and/or Administrator, may obtain non-public personal information about investors, which may come from sources such as (i) account applications, subscription agreements and other forms, (ii) written, electronic or verbal correspondence, (iii) investor transactions, (iv) an investor's brokerage or financial advisory firm, financial advisor or consultant, and/or (v) from information captured on applicable websites. The non-public personal information that may be collected from investors may include the investor's name, address, tax identification number, birth date, investment selection, beneficiary information, and possibly the investor's personal bank account information and/or email address if the investor has provided that information, as well as the investor's transaction and account history with the Fund or other investment companies advised by First Pacific Advisors, LLC.

Respecting Your Privacy

The Fund does not disclose any non-public personal information provided by investors or gathered by the Fund to third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Fund. Non-affiliated companies may from time to time be used to provide certain services, such as maintaining investor accounts, preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. In many instances, the investors will be clients of a third party, but the Fund may also provide an investor's personal and account information to the investor's respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Fund reserves the right to report or disclose personal or account information to third parties in circumstances where the Fund believes in good faith that disclosure is required or permitted under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by the Fund in which an investor has invested. In addition, the Fund may disclose information about an investor or an investor's accounts to a third party at the investor's request or with the consent of the investor.

Procedures to Safeguard Private Information

The Fund is committed to its obligation to safeguard investor non-public personal information. In addition to this policy, the Fund has implemented procedures that are designed to limit access to an investor's non-public personal information to internal personnel who require the information to complete tasks, such as processing transactions, maintaining client accounts or otherwise providing services the investor requested. Physical, electronic and procedural safeguards are in place to guard an investor's non-public personal information.

Information Collected from Websites

Websites maintained by the Fund or its service providers may use a variety of technologies to collect information that helps the Fund and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as "cookies") allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. If you are a registered user of the Fund's and/or its service providers' website,

29

FPA INTERNATIONAL VALUE FUND

PRIVACY POLICY

Continued

the Fund, its service providers or third party firms engaged by the Fund or its service providers, may collect or share information submitted by you, which may include personally identifiable information. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Fund does not look for web browser "do not track" requests.

Changes to the Privacy Policy

From time to time, the Fund may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

Revised: February, 2018

30

FPA INTERNATIONAL VALUE FUND

TRUSTEE AND OFFICER INFORMATION

(Unaudited)

Name, Address(1) and Year of Birth	Position(s) With Fund Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships

Independent Trustees

Allan M. Rudnick – 1940†	Trustee and Chairman* Years Served: 6	Private Investor. Formerly Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007.	7
Sandra Brown – 1955†	Trustee* Years Served: 1	Consultant. Formerly CEO and President of Transamerica Financial Advisers, Inc., 1999 to 2009; President, Transamerica Securities Sales Corp. 1998 to 2009; VP, Bank of America Mutual Fund Administration 1990 to 1998.	7
Mark L. Lipson – 1949†	Trustee* Years Served: 2	Consultant. ML2Advisors, LLC. Formerly Managing Director, Bessemer Trust (2007-2014) and US Trust (2003-2006); Founder, Chairman and CEO of the Northstar Mutual Funds (1993-2001).	7
Alfred E. Osborne, Jr. – 1944†	Trustee* Years Served: 6	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	7	Wedbush, Inc., Nuverra Environmental Solutions, Inc., and Kaiser Aluminum, Inc.
A. Robert Pisano – 1943†	Trustee* Years Served: 4	Consultant. Formerly President and Chief Operating Officer of the Motion Picture Association of America, Inc. from 2005 to 2011.	7	Entertainment Partners, and Resources Global Professionals
Patrick B. Purcell – 1943†	Trustee* Years Served: 6	Retired. Formerly Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures from 1983 to 1998.	7

Interested Trustees(2)

J. Richard Atwood – 1960	Trustee* and President Years Served: 6	Managing Partner of the Adviser.	7
Steven Romick – 1963	Trustee* Years Served: 6	Managing Partner of the Adviser.	2

31

FPA INTERNATIONAL VALUE FUND

TRUSTEE AND OFFICER INFORMATION

(Unaudited) Continued

Name, Address(1) and Year of Birth	Position(s) With Fund Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships

Officers

Pierre O. Py – 1976	Vice President & Portfolio Manager Years Served: 6	Managing Director of the Adviser since 2013. Formerly Vice President of the Adviser since 2011. Formerly an international research analyst at Harris Associates LP from 2005 to 2010.
David C. Lebisky – 1972	Chief Compliance Officer Years Served: <1

President of Lebisky Compliance Consulting LLC (since October 2015). Consultant, Duff & Phelps Compliance Consulting (since 2016). Senior Consultant, Freeh Group International Solutions, LLC (a global risk management firm) (since 2015). Formerly, Director of Regulatory Administration, Scotia Institutional Investments US, LP (2010 to 2014).

E. Lake Setzler – 1967	Treasurer Years Served: 6	Senior Vice President and Controller of the Adviser.
Francine S. Hayes – 1967	Secretary Years Served: 2	Vice President and Senior Counsel of State Street Bank and Trust Company

(1)  The address for each Trustee and each Officer (except Ms. Hayes) is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025. Ms. Hayes' address is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.

(2)  "Interested person" within the meaning of the 1940 Act by virtue of his affiliation with the Fund's Adviser.

*  Trustees serve until their resignation, removal or retirement.

†  Audit Committee member

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (800) 982-4372.

32

FPA INTERNATIONAL VALUE FUND

(Unaudited)

INVESTMENT ADVISER

First Pacific Advisors, LLC
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025

TRANSFER & SHAREHOLDER
SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
or
235 West Galena Street
Milwaukee, WI 53212-3948

(800) 638-3060

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
Boston, Massachusetts

TICKER SYMBOL: FPIVX
CUSIP: 30254T726

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212-3948

LEGAL COUNSEL

Dechert LLP
San Francisco, California

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA INTERNATIONAL VALUE FUND, and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

The Fund's complete proxy voting record for the 12 months ended June 30, 2017 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 551-8090. To obtain Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

Item 2.  Code of Ethics.

(a)           The registrant has adopted a code of ethics that applies to the registrant’s principal executive and financial officers.

(b)           Not applicable.

(c)           During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2(a) above.

(d)           During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

(e)           Not applicable.

(f)            A copy of the registrant’s code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.  Audit Committee Financial Expert.

The registrant’s board of directors has determined that Patrick B. Purcell, who is a member of the registrant’s audit committee and board of directors, is an “audit committee financial expert” and is “independent,” as those terms are defined in this Item.  This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations or liability as a member of the audit committee and of the board of directors. This designation does not affect the duties, obligations or liability of any other member of the audit committee or the board of directors.

Item 4.  Principal Accountant Fees and Services.

FPA International Value Fund	2016	2017
(a) Audit Fees	$40,883	$41,905
(b) Audit Related Fees	$-0-	$-0-
(c) Tax Fees(1)	$9,315	$9,547
(d) All Other Fees	$-0-	$-0-

(1)   Tax fees are for the preparation of the Fund’s tax return(s).

FPA Crescent Fund	2016	2017
(a) Audit Fees	$70,898	$72,670
(b) Audit Related Fees	$-0-	$-0-
(c) Tax Fees(1)	$16,457	$16,867
(d) All Other Fees	$-0-	$-0-

(1)   Tax fees are for the preparation of the Fund’s tax return(s).

(e)(1)      The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors’ independence.  The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant’s independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant’s financial statements (such as an examination conducted in accordance with Statement on Standards for Attestation Engagements Number 16, or a Successor Statement, issued by the American Institute of Certified Public Accountants), will be deem pre-approved if:

(i)            the registrant’s independent auditors inform the audit committee of the engagement,

(ii)           the registrant’s independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor’s independence with respect to the registrant, and

(iii)          the audit committee receives a copy of the independent auditor’s report prepared in connection with such services.  The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting.

(e)(2)      0% of the services provided to the registrant described in paragraphs b-d of this items were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) — (d) of this Item that were required to be pre-approved by the audit committee.

(f)            All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g)           None.

(h)           Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)           Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)           Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11.  Controls and Procedures.

(a)           The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)           There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.  Exhibits.

(a)(1)      Code of ethics as applies to the registrant’s principal executive and financial officers is attached hereto.

(a)(2)      The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)      Not applicable.

(b)           The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA FUNDS TRUST

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	March 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	March 5, 2018

By:	/s/ E. Lake Setzler III
E. Lake Setzler III
Treasurer (principal financial officer)

Date:	March 5, 2018